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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file

number                                                                  811-01424

AIM Equity Funds (Invesco Equity Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:             (713) 626-1919

Date of fiscal year end:         10/31

Date of reporting period:         10/31/13

Item 1. Report to Stockholders.

Annual Report to Shareholders October 31, 2013
Invesco Charter Fund
Nasdaq:
A: CHTRX ¢ B: BCHTX ¢ C: CHTCX ¢ R: CHRRX ¢ S: CHRSX ¢ Y: CHTYX R5: CHTVX ¢ R6: CHFTX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

Enclosed in this annual report, you’ll find information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll also find a discussion from your portfolio managers about how they managed your Fund, as well as performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

    During the reporting period covered by this report, major US equity indexes made multiyear or even all-time highs.[1] Economic data were generally positive; housing and consumer spending data were particularly encouraging. Nonetheless, economic uncertainty and concern about continuing political and budget gridlock in Washington persisted. The US Federal Reserve’s deliberate vagueness about when, and to what degree, it might begin to curtail its extraordinarily accommodative monetary policies affected fixed income and equity markets alike. Most developed, non-US stock markets remained positive for the first half of 2013, despite a difficult second quarter.

    Periods of market volatility and economic uncertainty can weaken the will of even the most resolute investor. That’s why Invesco believes it’s often helpful to work with a skilled and trusted financial adviser who can emphasize the importance of adhering to an investment plan designed to achieve long-term goals rather than being sidetracked by short-term uncertainty that can result in inaction. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

    Our website, invesco.com/us, is another source of timely insight and information for investors. On the website, you’ll find fund-specific as well as more general information from many of Invesco’s investment professionals. You’ll find in-depth articles, video clips and audio commentaries – and, of course, you also can access information about your Invesco account whenever it’s convenient for you.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing, and it guides the way we:

■	Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.
■	Provide choices – We offer multiple investment strategies, allowing you and your financial adviser to build a portfolio that’s purpose-built for your needs.
■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

    At Invesco, we believe in putting investors first. That’s why investment management is all we do. Our sole focus on managing your money allows you and your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals today and when your circumstances change.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1  Source: Reuters

2                                 Invesco Charter Fund

Bruce Crockett

Dear Fellow Shareholders:

The Invesco Funds Board has worked on a variety of issues over the last several months, and I’d like to take this opportunity to discuss two that affect you and our fellow fund shareholders.

    The first issue on which your Board has been working is our annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services. Each year, we spend months reviewing detailed information that we request from Invesco that allows us to evaluate its services and fees. We also use information from many independent sources, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees on the Board. Additionally, we meet with independent legal counsel and review performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

    I’m pleased to report that the Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco Advisers and its affiliates would serve the best interests of each fund and its shareholders.

    The second area of focus to highlight is the Board’s efforts to ensure that we provide a lineup of funds that allow financial advisers to build portfolios that meet shareholders’ changing financial needs and goals. Today, more and more investors are reaching, or approaching, retirement. But interest rates remain low, making it difficult for many investors to generate the income they need, or will soon need, in their retirement years.

    The members of your Board think about these things, too, and we’ve worked with Invesco Advisers to provide more income-generating options in the Invesco Funds lineup to help shareholders potentially meet their income needs. Your Board recently approved changes to three existing equity mutual funds, increasing their focus on generating income while also seeking to provide long-term growth of capital.

    As a result of these changes, the funds and their respective management teams now have more flexibility to invest in the types of securities that could meet investors’ growing need for income generation, and in some cases, also help investors diversify their sources of income. These equity funds complement an array of fixed-income, asset allocation and alternative investment options in the Invesco Funds lineup designed to accommodate a variety of risk tolerances.

    Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                                 Invesco Charter Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2013, Invesco Charter Fund provided shareholders with strong double-digit returns, with investments in the health care and information technology (IT) sectors having the strongest impact on results. At net asset value, the Fund slightly lagged its broad market index, the S&P 500 Index, as well as its style-specific benchmark, the Russell 1000 Index. The Fund’s underweight position in the consumer discretionary sector was the largest detractor from its performance versus its style-specific benchmark. The Fund’s allocation to cash also tempered results for the reporting period.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/12 to 10/31/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	26.63%
Class B Shares	25.63
Class C Shares	25.63
Class R Shares	26.23
Class S Shares	26.73
Class Y Shares	26.89
Class R5 Shares	26.99
Class R6 Shares	27.15
S&P 500 Index▼ (Broad Market Index)	27.18
Russell 1000 Index■ (Style-Specific Index)	28.40
Lipper Large-Cap Core Funds Index♦ (Peer Group Index)	27.74
Source(s): ▼Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;
■Invesco, Russell via FactSet Research Systems Inc.; ♦Lipper Inc.

How we invest

We seek to manage your Fund with the goal of achieving long-term realized investor returns exceeding those of passive benchmarks across a full market cycle, which we define as market trough to market trough, or peak to peak. As Fund managers, we believe investors need a reason to stick with the Fund for long periods of time in order to realize these returns, and believe the best way we can encourage this behavior is by delivering a smoother (less volatile) investor experience – especially in turbulent, down-trending markets. The portfolio we construct is intended to provide attractive participation during positive-trending equity markets, but with a greater emphasis on comparative downside protection during more turbulent, down-trending equity markets. We position the Fund to act as a “conservative cornerstone” – a stable foundation for a well-diversified portfolio.

    The Fund’s portfolio is comprised of what we call “core stocks.” A core stock encompasses elements of growth (revenues, profits, economic value) and value (both absolute and comparative measures). Along this growth-value continuum, we seek to identify and invest in areas of temporary disconnection between market perception and the view our research uncovers.

    To build a portfolio of core stocks, we conduct thorough fundamental research of businesses to gain a deeper understanding of the companies’ prospects, growth potential and return on invested capital (ROIC) characteristics. The analytical process we use to identify potential investments for the Fund includes three phases: financial, business and valuation.

    Financial analysis provides insights into historical ROIC (a key indicator of business quality) and historical capital allocation (a key indicator of management quality). Business analysis evaluates the competitive landscape and any structural or cyclical business opportunities or threats and allows us to identify key revenue, profit and return drivers of the company. Both the financial and business analyses serve as a basis to construct valuation models that help us appraise a company’s intrinsic worth. Our valuation analysis employs three primary techniques, including discounted cash flow, traditional valuation multiples and net asset value.

    We consider selling a stock when it exceeds our target price, we have not seen a demonstrable improvement in fundamentals, or a more compelling investments opportunity exists.

Market conditions and your Fund

The fiscal year ended October 31, 2013, saw slow but steady improvement in the US economy and strong US equity market returns. Businesses and consumers began the reporting period by digesting the results of the 2012 presidential election and contemplating its impact on their wallets. In late 2012 and early 2013, consumer confidence trended higher based on the recovery of the US housing market, but uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – left many businesses hesitant to spend. Despite these headline events, equity markets focused more on longer term fundamentals. Major US stock market indexes rose throughout 2013, hitting multiyear or all-time highs.1

Portfolio Composition

By sector

Health Care	17.7%
Information Technology	15.9
Energy	12.2
Financials	12.1
Industrials	10.6
Consumer Discretionary	8.1
Consumer Staples	5.7
Materials	4.8
Utilities	1.0
Money Market Funds Plus Other Assets Less Liabilities	11.9

Top 10 Equity Holdings*

1.	American Express Co.	2.5%
2.	Berkshire Hathaway Inc.-Class A	2.2
3.	Sanofi-ADR	2.0
4.	General Electric Co.	2.0
5.	Progressive Corp. (The)	1.9
6.	Gilead Sciences, Inc.	1.9
7.	HCA Holdings, Inc.	1.9
8.	Analog Devices, Inc.	1.8
9.	TE Connectivity Ltd.	1.7
10.	Northern Trust Corp.	1.7

Total Net Assets	$6.0 billion

Total Number of Holdings*	75

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Charter Fund

    From late May through June, capital markets declined following US Federal Reserve (the Fed) Chairman Ben Bernan-ke’s comments suggesting the time had come to begin reducing the Fed’s extraordinary stimulus policies. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in midsummer and, despite some volatility in August surrounding a potential US military reaction to instability in Syria, they generally moved higher through the end of the fiscal year.

    For the reporting period, major equity market indexes delivered strong double-digit gains, and all 10 sectors of the S&P 500 Index had positive returns.2 The consumer discretionary sector had the highest return of any sector.

    The largest contributor to Fund results for the reporting period was Gilead Sciences, a biopharmaceutical company that specializes in therapeutics for the treatment of HIV and hepatitis C. The company’s shares rose significantly during the reporting period after the US Food and Drug Administration approved the company’s single-tablet HIV combination drug, Stribild. The company’s shares also rose amid a broader upward move in the biotechnology industry toward the end of the reporting period. Growing investor excitement over the strong future prospects for its hepatitis C virus franchise also lifted Gilead Science’s stock.

    Another key contributor was Pioneer Natural Resources, an oil and gas exploration and production firm with key assets in the Permian Basin and the Eagle Ford and Barnett shale sites. Production volumes and revenues were up year over year, and the promising projections for new production in its Wolfcamp site boosted the company’s shares during the reporting period.

    Two of the Fund’s largest detractors were metals and mining companies Kinross Gold and Agnico-Eagle Mines, both of which were hurt by declining gold prices during the reporting period. Agnico-Eagle Mines, a gold producer based in Canada, returned to profitability during the reporting period, following a series of unexpected operational disruptions at two of the company’s mines that resulted in impairment charges in 2012. However, the company’s earnings were hurt by higher production costs and lower gold prices during the reporting period.

    During the fiscal year, our cash position decreased as we took advantage of market volatility to add positions to the portfolio. During the reporting period, we increased our exposure to the more cyclical areas of the market, such as the consumer discretionary, energy, industrials and IT sectors; we slightly reduced our exposure to the more defensive consumer staples and health care sectors. Still, at the end of the reporting period, our largest overweight position relative to the Russell 1000 Index was in the health care sector, and the largest underweight position was in the consumer discretionary sector.

    Regardless of market conditions, our goal for Invesco Charter Fund remains the same: to serve as a conservative cornerstone for your investment portfolio. We seek to provide attractive upside participation with strong potential downside protection, so that over a full market cycle the Fund may deliver superior investment results with the potential for reduced risk and a smoother investor experience.

    As always, we thank you for your continued investment in Invesco Charter Fund.

1	Source: Reuters
2	Source: Lipper Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ronald Sloan Chartered Financial Analyst, portfolio manager and chief investment officer of Invesco’s domestic core investments team, is lead manager of Invesco Charter Fund. He joined Invesco in 1998. Mr. Sloan earned a BS in business administration and an MBA from the University of Missouri.
Tyler Dann II Chartered Financial Analyst, portfolio manager, is manager of Invesco Charter Fund. He joined
Invesco in 2004. Mr. Dann earned a BA from Princeton University.
Brian Nelson Chartered Financial Analyst, portfolio manager, is manager of Invesco Charter Fund. He joined
Invesco in 2004. Mr. Nelson earned a BA from the University of California, Santa Barbara.

5                Invesco Charter Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/03

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                                 Invesco Charter Fund

Average Annual Total Returns
As of 10/31/13, including maximum applicable sales charges

Class A Shares
Inception (11/26/68)	10.88%
10 Years	7.43
5 Years	11.90
1 Year	19.68

Class B Shares
Inception (6/26/95)	7.35%
10 Years	7.40
5 Years	12.08
1 Year	20.63

Class C Shares
Inception (8/4/97)	4.54%
10 Years	7.23
5 Years	12.33
1 Year	24.63

Class R Shares
Inception (6/3/02)	6.89%
10 Years	7.76
5 Years	12.90
1 Year	26.23

Class S Shares
10 Years	8.08%
5 Years	13.27
1 Year	26.73

Class Y Shares
10 Years	8.17%
5 Years	13.46
1 Year	26.89

Class R5 Shares
Inception (7/30/91)	8.58%
10 Years	8.51
5 Years	13.64
1 Year	26.99

Class R6 Shares
10 Years	8.09%
5 Years	13.29
1 Year	27.15

Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance

Average Annual Total Returns
As of 9/30/13, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/26/68)	10.82%
10 Years	7.42
5 Years	7.66
1 Year	14.53

Class B Shares
Inception (6/26/95)	7.19%
10 Years	7.39
5 Years	7.77
1 Year	15.21

Class C Shares
Inception (8/4/97)	4.35%
10 Years	7.23
5 Years	8.07
1 Year	19.22

Class R Shares
Inception (6/3/02)	6.63%
10 Years	7.75
5 Years	8.61
1 Year	20.87

Class S Shares
10 Years	8.08%
5 Years	8.98
1 Year	21.27

Class Y Shares
10 Years	8.16%
5 Years	9.16
1 Year	21.45

Class R5 Shares
Inception (7/30/91)	8.44%
10 Years	8.50
5 Years	9.33
1 Year	21.52

Class R6 Shares
10 Years	8.08%
5 Years	8.98
1 Year	21.67

shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares was 1.12%, 1.87%, 1.87%, 1.37%, 1.02% 0.87%, 0.70% and 0.66%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                                 Invesco Charter Fund

Invesco Charter Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of October 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employee benefit plans. Please see the prospectus for more information.
■	Class S shares and Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for retirement plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Debt securities risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.
■	Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other asset. In addition to risks relating to their underlying assets, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, margin, leverage, correlation, liquidity, tax, market, interest rate and management risks, as well as the risk of potential increased regulation of derivatives. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Each of these risks is greater for the Fund than mutual funds that do not use derivatives to implement their investment strategy.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	CHTRX
Class B Shares	BCHTX
Class C Shares	CHTCX
Class R Shares	CHRRX
Class S Shares	CHRSX
Class Y Shares	CHTYX
Class R5 Shares	CHTVX
Class R6 Shares	CHFTX

8                                 Invesco Charter Fund

Schedule of Investments(a)

October 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–88.11%
Aerospace & Defense–1.19%
Boeing Co. (The)	550,612	$71,854,866

Air Freight & Logistics–0.96%
FedEx Corp.	440,000	57,640,000

Application Software–1.12%
Adobe Systems Inc.(b)	1,251,960	67,856,232

Asset Management & Custody Banks–1.68%
Northern Trust Corp.	1,799,955	101,553,461

Auto Parts & Equipment–1.29%
Johnson Controls, Inc.	1,693,164	78,139,519

Automobile Manufacturers–0.95%
Daimler AG (Germany)	700,807	57,507,793

Biotechnology–1.91%
Gilead Sciences, Inc.(b)	1,626,544	115,468,358

Brewers–1.18%
Molson Coors Brewing Co.–Class B	1,323,371	71,462,034

Casinos & Gaming–1.17%
Las Vegas Sands Corp.	1,009,236	70,868,552

Communications Equipment–3.22%
Cisco Systems, Inc.	2,706,213	60,889,793
F5 Networks, Inc.(b)	569,348	46,407,555
QUALCOMM, Inc.	1,250,878	86,898,495
		194,195,843

Computer Storage & Peripherals–0.74%
EMC Corp.	1,863,203	44,847,296

Construction & Farm Machinery & Heavy Trucks–0.64%
Caterpillar Inc.	460,127	38,356,187

Construction Materials–0.47%
CRH PLC (Ireland)	1,173,344	28,579,226

Consumer Finance–2.49%
American Express Co.	1,836,995	150,266,191

Department Stores–1.59%
Macy’s, Inc.	2,077,944	95,813,998

Diversified Banks–1.20%
U.S. Bancorp	1,934,146	72,259,695

Diversified Chemicals–0.69%
Dow Chemical Co. (The)	1,050,000	41,443,500

Electric Utilities–0.99%
Duke Energy Corp.	830,268	59,555,124

Electrical Components & Equipment–0.71%
Eaton Corp. PLC	605,093	42,695,362

	Shares	Value
Electronic Manufacturing Services–1.71%
TE Connectivity Ltd. (Switzerland)	2,008,243	$103,404,432

Fertilizers & Agricultural Chemicals–1.07%
Mosaic Co. (The)	1,409,900	64,643,915

Food Retail–1.22%
Kroger Co. (The)	1,715,826	73,505,986

General Merchandise Stores–1.09%
Target Corp.	1,018,000	65,956,220

Gold–0.55%
Agnico Eagle Mines Ltd. (Canada)	339,322	10,020,179
Kinross Gold Corp. (Canada)	4,557,391	23,105,972
		33,126,151

Health Care Distributors–1.01%
Cardinal Health, Inc.	1,040,153	61,015,375

Health Care Equipment–1.05%
Covidien PLC	989,438	63,432,870

Health Care Facilities–1.90%
HCA Holdings, Inc.	2,426,742	114,396,618

Heavy Electrical Equipment–0.72%
ABB Ltd. (Switzerland)	1,697,664	43,234,377

Home Improvement Retail–1.24%
Lowe’s Cos., Inc.	1,499,667	74,653,423

Household Products–1.26%
Procter & Gamble Co. (The)	941,221	76,003,596

Industrial Conglomerates–2.00%
General Electric Co.	4,606,764	120,420,811

Industrial Gases–1.17%
Air Products & Chemicals, Inc.	648,909	70,737,570

Industrial Machinery–2.84%
Illinois Tool Works Inc.	766,720	60,409,869
Parker Hannifin Corp.	736,448	85,958,211
Sandvik AB (Sweden)	1,866,843	25,180,188
		171,548,268

Insurance Brokers–1.44%
Marsh & McLennan Cos., Inc.	1,897,084	86,886,447

Integrated Oil & Gas–2.45%
Chevron Corp.	713,901	85,639,564
Occidental Petroleum Corp.	648,968	62,352,845
		147,992,409

Internet Software & Services–1.15%
eBay Inc.(b)	1,310,931	69,099,173

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Charter Fund

	Shares	Value
Investment Banking & Brokerage–1.13%
Charles Schwab Corp. (The)	3,006,057	$68,087,191

IT Consulting & Other Services–1.05%
International Business Machines Corp.	353,709	63,388,190

Life Sciences Tools & Services–2.32%
Agilent Technologies, Inc.	1,339,708	68,003,578
Thermo Fisher Scientific, Inc.	738,926	72,252,184
		140,255,762

Managed Health Care–1.17%
UnitedHealth Group Inc.	1,033,981	70,579,543

Movies & Entertainment–0.77%
Twenty-First Century Fox, Inc.–Class A	1,363,749	46,476,566

Oil & Gas Equipment & Services–5.19%
Cameron International Corp.(b)	1,707,066	93,649,641
Halliburton Co.	1,541,706	81,756,669
Schlumberger Ltd.	478,944	44,886,631
Weatherford International Ltd.(b)	5,674,170	93,283,355
		313,576,296

Oil & Gas Exploration & Production–4.60%
Anadarko Petroleum Corp.	561,893	53,542,784
EOG Resources, Inc.	361,000	64,402,400
Noble Energy, Inc.	875,896	65,630,887
Pioneer Natural Resources Co.	459,994	94,197,572
		277,773,643

Packaged Foods & Meats–2.01%
Danone S.A. (France)	942,380	69,699,420
Kellogg Co.	820,434	51,892,451
		121,591,871

Paper Products–0.81%
International Paper Co.	1,100,000	49,071,000

Pharmaceuticals–8.35%
Allergan, Inc.	513,813	46,556,596
Merck & Co., Inc.	1,563,405	70,493,931
Novartis AG–ADR (Switzerland)	973,603	75,502,913
Pfizer Inc.	1,857,451	56,986,597

	Shares	Value
Pharmaceuticals–(continued)
Roche Holding AG (Switzerland)	324,648	$89,701,253
Sanofi–ADR (France)	2,262,118	120,978,070
Zoetis Inc.	1,391,145	44,043,651
		504,263,011

Property & Casualty Insurance–4.15%
Berkshire Hathaway Inc. –Class A(b)	780	134,935,944
Progressive Corp. (The)	4,459,658	115,817,318
		250,753,262

Railroads–1.61%
Norfolk Southern Corp.	516,880	44,462,018
Union Pacific Corp.	346,705	52,491,137
		96,953,155

Semiconductor Equipment–0.71%
KLA-Tencor Corp.	648,915	42,568,824

Semiconductors–3.24%
Analog Devices, Inc.	2,237,690	110,318,117
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	23,007,019	85,018,465
		195,336,582

Systems Software–2.94%
Microsoft Corp.	2,772,195	97,997,093
Symantec Corp.	3,506,832	79,745,360
		177,742,453
Total Common Stocks & Other Equity Interests (Cost $3,671,620,507)		5,318,838,227

Money Market Funds–12.22%
Liquid Assets Portfolio–Institutional Class(c)	368,834,807	368,834,807
Premier Portfolio– Institutional Class(c)	368,834,807	368,834,807
Total Money Market Funds (Cost $737,669,614)		737,669,614
TOTAL INVESTMENTS–100.33% (Cost $4,409,290,121)		6,056,507,841
OTHER ASSETS LESS LIABILITIES–(0.33)%		(19,665,471)
NET ASSETS–100.00%		$6,036,842,370

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Charter Fund

Statement of Assets and Liabilities

October 31, 2013

Assets:
Investments, at value (Cost $3,671,620,507)	$5,318,838,227
Investments in affiliated money market funds, at value and cost	737,669,614
Total investments, at value (Cost $4,409,290,121)	6,056,507,841
Foreign currencies, at value (Cost $7,761,254)	7,907,487
Receivable for:
Investments sold	13,769,806
Investments sold to affiliates	6,554,312
Fund shares sold	3,613,821
Dividends	5,619,555
Investment for trustee deferred compensation and retirement plans	538,939
Other assets	85,370
Total assets	6,094,597,131

Liabilities:
Payable for:
Investments purchased	47,472,763
Fund shares reacquired	4,677,308
Accrued fees to affiliates	3,410,246
Accrued trustees’ and officers’ fees and benefits	8,998
Accrued other operating expenses	222,430
Trustee deferred compensation and retirement plans	1,963,016
Total liabilities	57,754,761
Net assets applicable to shares outstanding	$6,036,842,370

Net assets consist of:
Shares of beneficial interest	$4,136,450,646
Undistributed net investment income	51,242,491
Undistributed net realized gain	201,765,223
Net unrealized appreciation	1,647,384,010
$6,036,842,370

Net Assets:
Class A	$4,529,845,775
Class B	$108,696,150
Class C	$283,654,793
Class R	$77,769,168
Class S	$24,013,851
Class Y	$469,066,258
Class R5	$413,032,649
Class R6	$130,763,726

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	203,905,451
Class B	5,116,265
Class C	13,317,808
Class R	3,530,273
Class S	1,079,921
Class Y	21,024,229
Class R5	18,036,520
Class R6	5,708,134
Class A:
Net asset value per share	$22.22
Maximum offering price per share
(Net asset value of $22.22 ÷ 94.50%)	$23.51
Class B:
Net asset value and offering price per share	$21.25
Class C:
Net asset value and offering price per share	$21.30
Class R:
Net asset value and offering price per share	$22.03
Class S:
Net asset value and offering price per share	$22.24
Class Y:
Net asset value and offering price per share	$22.31
Class R5:
Net asset value and offering price per share	$22.90
Class R6:
Net asset value and offering price per share	$22.91

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Charter Fund

Statement of Operations

For the year ended October 31, 2013

Investment income:
Dividends (net of foreign withholding taxes of $3,134,513)	$112,285,921
Dividends from affiliated money market funds	688,827
Total investment income	112,974,748

Expenses:
Advisory fees	34,442,723
Administrative services fees	655,041
Custodian fees	289,818
Distribution fees:
Class A	10,656,006
Class B	1,178,465
Class C	2,626,962
Class R	398,305
Class S	33,950
Transfer agent fees — A, B, C, R, S and Y	9,350,078
Transfer agent fees — R5	388,164
Transfer agent fees — R6	4,814
Trustees’ and officers’ fees and benefits	223,730
Other	835,951
Total expenses	61,084,007
Less: Fees waived and expense offset arrangement(s)	(1,224,837)
Net expenses	59,859,170
Net investment income	53,115,578

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $595,267)	280,018,939
Foreign currencies	189,406
280,208,345
Change in net unrealized appreciation (depreciation) of:
Investment securities	996,184,291
Foreign currencies	(317,735)
995,866,556
Net realized and unrealized gain	1,276,074,901
Net increase in net assets resulting from operations	$1,329,190,479

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Charter Fund

Statement of Changes in Net Assets

For the years ended October 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$53,115,578	$42,083,516
Net realized gain	280,208,345	137,758,538
Change in net unrealized appreciation	995,866,556	278,892,782
Net increase in net assets resulting from operations	1,329,190,479	458,734,836

Distributions to shareholders from net investment income:
Class A	(41,612,854)	(25,075,364)
Class B	(332,279)	—
Class C	(664,655)	—
Class R	(615,458)	(299,961)
Class S	(240,607)	(149,780)
Class Y	(4,771,405)	(1,625,174)
Class R5	(5,364,133)	(3,843,725)
Class R6	(1,441,125)	—
Total distributions from net investment income	(55,042,516)	(30,994,004)

Share transactions–net:
Class A	(454,738,989)	(307,172,847)
Class B	(43,223,240)	(55,792,273)
Class C	(23,002,146)	(30,249,202)
Class R	(21,711,427)	9,098,086
Class S	(2,142,385)	(1,721,333)
Class Y	14,464,207	145,476,560
Class R5	(54,219,495)	(62,061,326)
Class R6	9,498,357	97,854,903
Net increase (decrease) in net assets resulting from share transactions	(575,075,118)	(204,567,432)
Net increase in net assets	699,072,845	223,173,400

Net assets:
Beginning of year	5,337,769,525	5,114,596,125
End of year (includes undistributed net investment income of $51,242,491 and $52,977,869, respectively)	$6,036,842,370	$5,337,769,525

Notes to Financial Statements

October 31, 2013

NOTE 1—Significant Accounting Policies

Invesco Charter Fund (the “Fund”) is a series portfolio of AIM Equity Funds (Invesco Equity Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of eight different classes of shares: Class A, Class B, Class C, Class R, Class S, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class S, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular

13                         Invesco Charter Fund

day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

14                         Invesco Charter Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $4.05 billion	0.615%
Next $3.9 billion	0.57%
Next $1.8 billion	0.545%
Over $10 billion	0.52%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

15                         Invesco Charter Fund

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.90%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2013, the Adviser waived advisory fees of $1,200,513.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Class S shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.15% of the average daily net assets of Class S shares. Of the Plan payments, up to 0.25% of the average daily net assets of Class A, Class B, Class C and Class R shares and 0.15% of the average daily net assets of Class S shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2013, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2013, IDI advised the Fund that IDI retained $443,407 in front-end sales commissions from the sale of Class A shares and $899, $87,561 and $9,469 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended October 31, 2013, the Fund incurred $1,333 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$5,715,094,911	$341,412,930	$—	$6,056,507,841

16                         Invesco Charter Fund

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2013, the Fund engaged in securities sales of $6,554,312, which resulted in net realized gains of $595,267.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $24,324.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2013 and 2012:

	2013	2012
Ordinary income	$55,042,516	$30,994,004

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$107,333,262
Undistributed long-term gain	199,824,082
Net unrealized appreciation — investments	1,641,417,270
Net unrealized appreciation — other investments	166,290
Temporary book/tax differences	(1,849,456)
Capital loss carryforward	(46,499,724)
Shares of beneficial interest	4,136,450,646
Total net assets	$6,036,842,370

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

17                         Invesco Charter Fund

The Fund utilized $25,130,184 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
October 31, 2017	$37,234,275	$—	$37,234,275
October 31, 2018	9,265,449	—	9,265,449
Total capital loss carryforward	$46,499,724	$—	$46,499,724

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of reorganization of Invesco Multi-Sector Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2013 was $1,713,501,777 and $1,862,393,485, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,673,348,498
Aggregate unrealized (depreciation) of investment securities	(31,931,228)
Net unrealized appreciation of investment securities	$1,641,417,270

Cost of investments for tax purposes is $4,415,090,571.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and fair funds settlement, on October 31, 2013, undistributed net investment income was increased by $191,560 and undistributed net realized gain was decreased by $191,560. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Charter Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	12,652,341	$251,490,534	18,665,820	$318,586,275
Class B	134,679	2,555,466	283,613	4,607,651
Class C	1,368,037	26,345,282	1,570,666	25,636,338
Class R	997,549	19,538,282	1,996,803	33,628,068
Class S	67,050	1,315,025	132,734	2,283,093
Class Y	8,445,957	167,974,315	15,184,586	253,739,164
Class R5	3,056,357	63,011,733	11,281,979	198,397,989
Class R6(b)	972,513	20,256,468	5,274,265	98,312,192

Issued as reinvestment of dividends:
Class A	2,115,045	37,838,158	1,415,160	22,897,282
Class B	18,511	318,771	—	—
Class C	35,450	612,226	—	—
Class R	34,598	615,152	18,652	299,925
Class S	13,319	238,288	9,157	148,151
Class Y	218,839	3,923,789	79,388	1,287,666
Class R5	281,880	5,183,775	217,414	3,615,597
Class R6	78,407	1,441,124	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	1,487,914	29,540,214	2,230,947	37,964,766
Class B	(1,550,889)	(29,540,214)	(2,325,996)	(37,964,766)

Reacquired:
Class A	(39,328,823)	(773,607,895)	(40,152,173)	(686,621,170)
Class B	(876,468)	(16,557,263)	(1,365,436)	(22,435,158)
Class C	(2,657,705)	(49,959,654)	(3,404,549)	(55,885,540)
Class R	(2,136,456)	(41,864,861)	(1,468,013)	(24,829,907)
Class S	(187,448)	(3,695,698)	(241,152)	(4,152,577)
Class Y	(7,977,731)	(157,433,897)	(6,278,117)	(109,550,270)
Class R5	(5,993,528)	(122,415,003)	(14,784,957)	(264,074,912)
Class R6	(592,344)	(12,199,235)	(24,707)	(457,289)
Net increase (decrease) in share activity	(29,322,946)	$(575,075,118)	(11,683,916)	$(204,567,432)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 28% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.

19                         Invesco Charter Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/13	$17.73	$0.19	$4.49		$4.68	$(0.19)	$22.22	26.63%		$4,529,846	1.05	%(d)	1.07	%(d)	0.94	%(d)	35%
Year ended 10/31/12	16.38	0.14	1.31		1.45	(0.10)	17.73	8.93		4,025,451	1.10		1.12		0.79		42
Year ended 10/31/11	15.30	0.10	1.04		1.14	(0.06)	16.38	7.50		4,009,014	1.10		1.13		0.64		40
Year ended 10/31/10	14.16	0.07	1.16	(e)	1.23	(0.09)	15.30	8.72	(e)	4,027,296	1.14		1.18		0.45		48
Year ended 10/31/09	12.46	0.09	1.76	(e)	1.85	(0.15)	14.16	15.19	(e)	3,915,161	1.26		1.29		0.76		32
Class B
Year ended 10/31/13	16.96	0.04	4.30		4.34	(0.05)	21.25	25.63		108,696	1.80	(d)	1.82	(d)	0.19	(d)	35
Year ended 10/31/12	15.67	0.01	1.28		1.29	—	16.96	8.23		125,315	1.85		1.87		0.04		42
Year ended 10/31/11	14.69	(0.02)	1.00		0.98	—	15.67	6.67		169,243	1.85		1.88		(0.11)		40
Year ended 10/31/10	13.62	(0.04)	1.11	(e)	1.07	—	14.69	7.86	(e)	211,105	1.89		1.93		(0.30)		48
Year ended 10/31/09	11.91	0.00	1.71	(e)	1.71	—	13.62	14.36	(e)	281,911	2.01		2.04		0.01		32
Class C
Year ended 10/31/13	17.00	0.04	4.31		4.35	(0.05)	21.30	25.63		283,655	1.80	(d)	1.82	(d)	0.19	(d)	35
Year ended 10/31/12	15.71	0.01	1.28		1.29	—	17.00	8.21		247,719	1.85		1.87		0.04		42
Year ended 10/31/11	14.73	(0.02)	1.00		0.98	—	15.71	6.65		257,790	1.85		1.88		(0.11)		40
Year ended 10/31/10	13.65	(0.04)	1.12	(e)	1.08	—	14.73	7.91	(e)	245,757	1.89		1.93		(0.30)		48
Year ended 10/31/09	11.94	0.00	1.71	(e)	1.71	—	13.65	14.32	(e)	226,830	2.01		2.04		0.01		32
Class R
Year ended 10/31/13	17.59	0.14	4.44		4.58	(0.14)	22.03	26.23		77,769	1.30	(d)	1.32	(d)	0.69	(d)	35
Year ended 10/31/12	16.25	0.09	1.32		1.41	(0.07)	17.59	8.73		81,503	1.35		1.37		0.54		42
Year ended 10/31/11	15.18	0.06	1.04		1.10	(0.03)	16.25	7.26		66,405	1.35		1.38		0.39		40
Year ended 10/31/10	14.07	0.03	1.15	(e)	1.18	(0.07)	15.18	8.43	(e)	57,003	1.39		1.43		0.20		48
Year ended 10/31/09	12.38	0.07	1.75	(e)	1.82	(0.13)	14.07	14.93	(e)	25,096	1.51		1.54		0.51		32
Class S
Year ended 10/31/13	17.75	0.21	4.48		4.69	(0.20)	22.24	26.73		24,014	0.95	(d)	0.97	(d)	1.04	(d)	35
Year ended 10/31/12	16.39	0.15	1.33		1.48	(0.12)	17.75	9.08		21,072	1.00		1.02		0.89		42
Year ended 10/31/11	15.31	0.12	1.04		1.16	(0.08)	16.39	7.62		21,080	1.00		1.03		0.74		40
Year ended 10/31/10	14.16	0.08	1.16	(e)	1.24	(0.09)	15.31	8.80	(e)	19,916	1.04		1.08		0.55		48
Year ended 10/31/09(f)	14.25	0.01	(0.10)		(0.09)	—	14.16	(0.63)		1,390	1.09	(g)	1.12	(g)	0.93	(g)	32
Class Y
Year ended 10/31/13	17.81	0.24	4.49		4.73	(0.23)	22.31	26.89		469,066	0.80	(d)	0.82	(d)	1.19	(d)	35
Year ended 10/31/12	16.44	0.18	1.33		1.51	(0.14)	17.81	9.26		362,231	0.85		0.87		1.04		42
Year ended 10/31/11	15.36	0.15	1.04		1.19	(0.11)	16.44	7.78		186,623	0.85		0.88		0.89		40
Year ended 10/31/10	14.20	0.11	1.15	(e)	1.26	(0.10)	15.36	8.93	(e)	167,170	0.89		0.93		0.70		48
Year ended 10/31/09	12.46	0.13	1.77	(e)	1.90	(0.16)	14.20	15.54	(e)	70,187	1.01		1.04		1.01		32
Class R5
Year ended 10/31/13	18.29	0.26	4.61		4.87	(0.26)	22.90	26.99		413,033	0.72	(d)	0.74	(d)	1.27	(d)	35
Year ended 10/31/12	16.87	0.22	1.36		1.58	(0.16)	18.29	9.43		378,446	0.68		0.70		1.21		42
Year ended 10/31/11	15.77	0.17	1.07		1.24	(0.14)	16.87	7.92		404,441	0.73		0.76		1.01		40
Year ended 10/31/10	14.57	0.14	1.20	(e)	1.34	(0.14)	15.77	9.20	(e)	571,624	0.71		0.75		0.88		48
Year ended 10/31/09	12.83	0.16	1.80	(e)	1.96	(0.22)	14.57	15.74	(e)	328,081	0.75		0.78		1.27		32
Class R6
Year ended 10/31/13	18.29	0.28	4.62		4.90	(0.28)	22.91	27.15		130,764	0.63	(d)	0.65	(d)	1.36	(d)	35
Year ended 10/31/12(f)	18.64	0.02	(0.37)		(0.35)	—	18.29	(1.88)		96,034	0.60	(g)	0.63	(g)	1.29	(g)	42

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $158,423,180 and sold of $177,461,241 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Multi-Sector Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $4,262,402, $117,846, $262,696, $79,661, $22,634, $410,514, $399,484 and $112,784 for Class A, Class B, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received net gains on securities (both realized and unrealized) per share for the year ended October 31, 2010 would have been $1.11, $1.06, $1.07, $1.10, $1.11, $1.10 and $1.15 for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5, respectively and total returns would have been lower. Net gains on securities (both realized and unrealized) per share for the year ended October 31, 2009 would have been $1.57, $1.52, $1.52, $1.56, $1.58, and $1.61 for Class A, Class B, Class C, Class R, Class Y and Class R5, respectively and total returns would have been lower
(f)	Commencement date of September 25, 2009 and September 24, 2012 for Class S shares and Class R6 shares, respectively.
(g)	Annualized.

20                         Invesco Charter Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds)

and Shareholders of Invesco Charter Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Charter Fund (one of the funds constituting AIM Equity Funds (Invesco Equity Funds), hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2013

Houston, Texas

21                         Invesco Charter Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2013 through October 31, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,108.20	$5.53	$1,019.96	$5.30	1.04%
B	1,000.00	1,103.90	9.49	1,016.18	9.10	1.79
C	1,000.00	1,103.60	9.49	1,016.18	9.10	1.79
R	1,000.00	1,106.50	6.85	1,018.70	6.56	1.29
S	1,000.00	1,108.70	5.00	1,020.47	4.79	0.94
Y	1,000.00	1,108.90	4.20	1,021.22	4.02	0.79
R5	1,000.00	1,109.50	3.83	1,021.58	3.67	0.72
R6	1,000.00	1,110.00	3.35	1,022.03	3.21	0.63

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2013 through October 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco Charter Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Equity Funds (Invesco Equity Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Charter Fund’s (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 17-19, 2013, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2013. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by different predecessor boards. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 19, 2013, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Large-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of the performance universe for the one year period, the fifth quintile for the three year period and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was

23                         Invesco Charter Fund

below the performance of the Index for the one and three year periods and above the performance of the Index for the five year period. Invesco Advisers presented an analysis to the Board that included an explanation of reasons for differences in performance relative to that of the Fund’s peers, including differences between the Fund’s investment strategies including being defensively based with higher quality holdings and more cash. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees and that Invesco Advisers does not charge the Invesco for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s effective advisory fee rate was the same as the effective advisory fee rate of the other mutual fund managed by Invesco Advisers with investment strategies comparable to those of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a more comparable scope of services. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients, and the Board did not place significant weight on these fee comparisons.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

Based upon the information and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2012. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

The Board also considered use of an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades are executed in compliance with rules under the Investment Company Act of 1940, as amended.

24                         Invesco Charter Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2013:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco Charter Fund

Trustees and Officers

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			117	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			117	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	130	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy
[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Charter Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	117	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	130	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	117	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	117	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			117	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			117	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	117	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	117	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	117	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	130	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Charter Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	117	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Charter Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Charter Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-01424 and 002-25469 CHT-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders October 31, 2013
Invesco Disciplined Equity Fund
Nasdaq:
Y: AWEIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

Enclosed in this annual report, you’ll find information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll also find a discussion from your portfolio managers about how they managed your Fund, as well as performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

During the reporting period covered by this report, major US equity indexes made multiyear or even all-time highs.[1] Economic data were generally positive; housing and consumer spending data were particularly encouraging. Nonetheless, economic uncertainty and concern about continuing political and budget gridlock in Washington persisted. The US Federal Reserve’s deliberate vagueness about when, and to what degree, it might begin to curtail its extraordinarily accommodative monetary policies affected fixed income and equity markets alike. Most developed, non-US stock markets remained positive for the first half of 2013, despite a difficult second quarter.

    Periods of market volatility and economic uncertainty can weaken the will of even the most resolute investor. That’s why Invesco believes it’s often helpful to work with a skilled and trusted financial adviser who can emphasize the importance of adhering to an investment plan designed to achieve long-term goals rather than being sidetracked by short-term uncertainty that can result in inaction. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

    Our website, invesco.com/us, is another source of timely insight and information for investors. On the website, you’ll find fund-specific as well as more general information from many of Invesco’s investment professionals. You’ll find in-depth articles, video clips and audio commentaries – and, of course, you also can access information about your Invesco account whenever it’s convenient for you.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing, and it guides the way we:

■	Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.
■	Provide choices – We offer multiple investment strategies, allowing you and your financial adviser to build a portfolio that’s purpose-built for your needs.
■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

    At Invesco, we believe in putting investors first. That’s why investment management is all we do. Our sole focus on managing your money allows you and your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals today and when your circumstances change.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1  Source: Reuters

2                        Invesco Disciplined Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

The Invesco Funds Board has worked on a variety of issues over the last several months, and I’d like to take this opportunity to discuss two that affect you and our fellow fund shareholders.

    The first issue on which your Board has been working is our annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services. Each year, we spend months reviewing detailed information that we request from Invesco that allows us to evaluate its services and fees. We also use information from many independent sources, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent

Trustees on the Board. Additionally, we meet with independent legal counsel and review performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

    I’m pleased to report that the Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco Advisers and its affiliates would serve the best interests of each fund and its shareholders.

    The second area of focus to highlight is the Board’s efforts to ensure that we provide a lineup of funds that allow financial advisers to build portfolios that meet shareholders’ changing financial needs and goals. Today, more and more investors are reaching, or approaching, retirement. But interest rates remain low, making it difficult for many investors to generate the income they need, or will soon need, in their retirement years.

    The members of your Board think about these things, too, and we’ve worked with Invesco Advisers to provide more income-generating options in the Invesco Funds lineup to help shareholders potentially meet their income needs. Your Board recently approved changes to three existing equity mutual funds, increasing their focus on generating income while also seeking to provide long-term growth of capital.

    As a result of these changes, the funds and their respective management teams now have more flexibility to invest in the types of securities that could meet investors’ growing need for income generation, and in some cases, also help investors diversify their sources of income. These equity funds complement an array of fixed-income, asset allocation and alternative investment options in the Invesco Funds lineup designed to accommodate a variety of risk tolerances.

    Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                        Invesco Disciplined Equity Fund

Management’s Discussion of Fund Performance

Performance summary

Invesco Disciplined Equity Fund underperformed its broad market benchmark, the S&P 500 Index, for the fiscal year ended October 31, 2013. Stock selection in the health care, consumer discretionary and materials sectors detracted from Fund performance, as did our underweight exposure to the financials sector. The Fund’s allocation to cash also tempered results for the reporting period. Stock selection in the consumer staples sector and the Fund’s underweight exposure to the telecommunication services sector made a positive contribution to relative results.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/12 to 10/31/13, at net asset value (NAV)

Class Y Shares	25.16%
S&P 500 Index‚ (Broad Market Index)	27.18

Source(s): ‚ Invesco, S&P-Dow Jones via FactSet Research Systems Inc.

How we invest

Our investment process stems from our belief that established companies with low capital intensity and strong balance sheets, growing at reasonable rates, will have a better ability to generate cash flow throughout a market cycle. Furthermore, we believe that the ability of a company to consistently generate and effectively deploy cash flow is often overlooked by investors. Our goal is to identify these quality companies and invest in them when their cash flow attributes are underappreciated.

    Our fundamental, bottom-up process seeks to identify candidates operating in attractive industries, with strong competitive positions and attractive returns on invested capital, as well as managements with track records of generating and effectively deploying cash flow. We seek opportunities to invest in these companies when cash flow valuations allow for double-digit appreciation potential. This process results in a diversified portfolio of high-quality, high-conviction stocks. We typically own 50 to 60 stocks with broad sector representation.

    Risk management is an essential part of our process. In addition to strategy level quantitative analysis and attribution and risk decomposition, we employ a sell discipline. We will likely sell a position when a company’s long-term positioning is compromised, or when a stock becomes overvalued based on cash flow valuation metrics. We also will utilize our sell discipline to manage risk, carefully assessing and constantly challenging our comfort level with the portfolio’s positioning.

Market conditions and your Fund

The fiscal year ended October 31, 2013, saw slow but steady improvement in the US economy and strong US equity market returns. Businesses and consumers began the reporting period by digesting the results of the 2012 presidential election and contemplating its impact on their wallets. In late 2012 and early 2013, consumer confidence trended higher based on the recovery of the US housing market, but uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – left many businesses hesitant to spend. Despite these headline events, equity markets focused more on longer term fundamentals. Major US stock market indexes rose throughout 2013, hitting multiyear or all-time highs.1

    From late May through June, capital markets declined following US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting the time had come to begin reducing the Fed’s extraordinary stimulus policies. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in midsummer, and despite some volatility in August surrounding a potential US military reaction to instability in Syria, they generally moved higher through the end of the fiscal year.

    For the reporting period, major equity market indexes delivered strong double-digit gains, and all 10 sectors of the S&P 500 Index had positive returns.2 The best-performing sectors in the S&P 500 Index were consumer discretionary and industrials, while the telecommunication services and utilities sectors had the lowest returns.

    The Fund underperformed the S&P 500 Index for the reporting period. Stock selection in the health care, consumer discretionary and materials sectors detracted from Fund performance, as did our underweight exposure to financials. On an absolute basis, the Fund’s holding in the information technology (IT) and industrials sectors made the largest contribution to overall results; detractors were largely stock specific.

    Some of the Fund’s top contributors and detractors were in the IT sector. The Fund’s largest overall contributor was Internet search site Google. With over 60% market share,3 the company is the dominant player in the Internet search space, and it has increased its revenues from advertising across multiple platforms.

Portfolio Composition
By sector

Information Technology	26.0%
Health Care	13.1
Financials	13.0
Consumer Discretionary	12.0
Industrials	11.5
Energy	10.8
Materials	5.2
Consumer Staples	4.7
Utilities	1.0
Money Market Funds
Plus Other Assets Less Liabilities	2.7

Top 10 Equity Holdings*

1. Apple Inc.	3.6%
2. Express Scripts Holding Co.	2.9
3. Oracle Corp.	2.8
4. General Electric Co.	2.6
5. Microsoft Corp.	2.5
6. Automatic Data Processing Inc.	2.5
7. Google Inc.-Class A	2.4
8. Anadarko Petroleum Corp.	2.4
9. United Technologies Corp.	2.3
10. JPMorgan Chase & Co.	2.2

Total Net Assets	$470.9 million

Total Number of Holdings*	60

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money  market  fund  holdings.

4                        Invesco Disciplined Equity Fund

    On the other hand, Apple was the largest detractor from Fund performance during the reporting period. After enjoying a strong run-up in 2011 and 2012, shares of the company declined as investors grew concerned about increasing competition in the smartphone market, as well as the company’s prospects for future growth and product innovation.

    In the health care sector, our lack of exposure to the biotechnology industry detracted from relative Fund performance, as did our pharmaceutical holdings, which lagged our broad market benchmark. However, health care provider Aetna had strong stock performance during the reporting period. Despite lingering uncertainty about the implementation of the Affordable Care Act, the company has benefited from increasing membership and higher premiums as well as its recent acquisition of Coventry.

    In the consumer discretionary sector, our lack of exposure to online retailers like Amazon detracted from relative results. In the materials sector, the Fund benefited from Praxair, but relative to the S&P 500 Index, this was offset by an underweight position in other chemical companies.

    During the reporting period, we increased our exposure to the consumer discretionary, financials and industrials sectors, and we reduced our exposure to the consumer staples sector. At the end of the reporting period, our largest overweight position relative to the S&P 500 Index was in the IT sector, and the largest underweight position was in the consumer staples sector.

    We continue to believe that many large-cap domestic equities offer attractive value and that high-quality companies are generally in strong financial shape, providing an attractive backdrop for investing in this space. We will continue to employ our investment discipline and strategy of identifying high quality, market-leading companies with strong and recurring cash flows and opportunistically buying and selling such companies based on valuation.

    As always, we thank you for your continued investment in Invesco Disciplined Equity Fund.

1	Source: Reuters
2	Source: Lipper Inc.
3	Source: Wall Street Journal

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Patricia Bannan

Chartered Financial Analyst, portfolio manager, is manager of Invesco Disciplined Equity Fund. She joined Invesco in 2007. Ms. Bannan earned a BS in business administration with a concentration in economics from the Whittemore School of Business and Economics at the University of New Hampshire.

Brant Houston

Chartered Financial Analyst, portfolio manager, is manager of Invesco Disciplined Equity Fund. He joined Invesco in 2007. Mr. Houston earned a BS in finance from California Polytechnic State University and an MBA from The University of Texas.

5                        Invesco Disciplined Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class since Inception

Fund data from 12/1/05; index data from 11/30/05

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions and Fund expenses including management fees.

Index results include reinvested dividends. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 10/31/13
ClassY Shares
Inception(12/1/05)	7.41%
5 Years	15.48
1 Year	25.16

Effective September 21, 2009, Institutional Class shares of Atlantic Whitehall Equity Income Fund (the predecessor fund) were reorganized into Class Y shares of Invesco Disciplined Equity Fund. Returns shown prior to that date are those of the predecessor fund. Returns since that date are those of Class Y shares of Invesco Disciplined Equity Fund. Class Y share returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may

Average Annual Total Returns
As of 9/30/13, the most recent calendar quarter end

ClassY Shares
Inception(12/1/05)	7.06%
5 Years	10.71
1 Year	18.63

be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class Y shares was 0.79%. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

6                        Invesco Disciplined Equity Fund

Invesco Disciplined Equity Fund’s investment objective is long-term capital appreciation and, secondarily, current income.

■	Unless otherwise stated, information presented in this report is as of October 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class Y Shares	AWEIX

7                        Invesco Disciplined Equity Fund

Schedule of Investments(a)

October 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–97.28%
Aerospace & Defense–4.18%
Boeing Co. (The)	66,490	$8,676,945
United Technologies Corp.	103,448	10,991,350
		19,668,295

Apparel Retail–1.88%
TJX Cos., Inc. (The)	146,013	8,876,130

Apparel, Accessories & Luxury Goods–1.19%
VF Corp.	25,976	5,584,840

Application Software–1.08%
Citrix Systems, Inc.(b)	89,210	5,065,344

Asset Management & Custody Banks–1.28%
BlackRock, Inc.	20,086	6,042,070

Cable & Satellite–2.93%
Comcast Corp.–Class A	182,219	8,669,980
DIRECTV(b)	82,045	5,126,992
		13,796,972

Communications Equipment–1.33%
Cisco Systems, Inc.	279,241	6,282,923

Computer Hardware–3.62%
Apple Inc.	32,612	17,034,878

Computer Storage & Peripherals–2.34%
EMC Corp.	308,080	7,415,485
NetApp, Inc.	92,575	3,592,836
		11,008,321

Consumer Finance–1.63%
Capital One Financial Corp.	111,845	7,680,396

Data Processing & Outsourced Services–8.11%
Alliance Data Systems Corp.(b)	25,480	6,040,289
Automatic Data Processing, Inc.	155,209	11,636,019
Fidelity National Information Services, Inc.	105,598	5,147,902
Fiserv, Inc.(b)	87,413	9,154,763
Visa Inc.–Class A	31,522	6,199,432
		38,178,405

Diversified Banks–3.35%
U.S. Bancorp	176,545	6,595,721
Wells Fargo & Co.	214,568	9,159,908
		15,755,629

Diversified Metals & Mining–1.54%
Freeport-McMoRan Copper & Gold Inc.	197,885	7,274,253

Drug Retail–2.83%
CVS Caremark Corp.	118,386	7,370,712
Walgreen Co.	100,145	5,932,590
		13,303,302

	Shares	Value
Environmental & Facilities Services–1.27%
Republic Services, Inc.	178,681	$5,980,453

General Merchandise Stores–3.07%
Dollar General Corp.(b)	130,980	7,568,025
Target Corp.	106,109	6,874,802
		14,442,827

Health Care Equipment–3.24%
Covidien PLC	120,105	7,699,931
Stryker Corp.	102,280	7,554,401
		15,254,332

Health Care Services–2.87%
Express Scripts Holding Co.(b)	215,794	13,491,441

Industrial Conglomerates–4.75%
Danaher Corp.	139,312	10,043,002
General Electric Co.	471,409	12,322,631
		22,365,633

Industrial Gases–2.11%
Praxair, Inc.	79,773	9,948,491

Internet Software & Services–2.43%
Google Inc.–Class A(b)	11,122	11,462,111

IT Consulting & Other Services–0.77%
Teradata Corp.(b)	82,045	3,615,723

Managed Health Care–3.89%
Aetna Inc.	157,204	9,856,691
UnitedHealth Group Inc.	123,685	8,442,738
		18,299,429

Metal & Glass Containers–1.48%
Crown Holdings, Inc.(b)	160,370	6,992,132

Movies & Entertainment–1.54%
Walt Disney Co. (The)	105,650	7,246,533

Multi-Utilities–1.02%
PG&E Corp.	115,302	4,825,389

Oil & Gas Exploration & Production–7.62%
Anadarko Petroleum Corp.	118,454	11,287,482
Apache Corp.	78,306	6,953,573
EQT Corp.	56,853	4,867,185
Marathon Oil Corp.	132,675	4,678,120
QEP Resources Inc.	245,032	8,100,758
		35,887,118

Oil & Gas Storage & Transportation–3.17%
Kinder Morgan Inc.	188,110	6,642,164
Williams Cos., Inc. (The)	232,161	8,290,469
		14,932,633

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Disciplined Equity Fund

	Shares	Value
Other Diversified Financial Services–4.75%
Bank of America Corp.	491,990	$6,868,180
Citigroup Inc.	105,323	5,137,656
JPMorgan Chase & Co.	200,981	10,358,561
		22,364,397

Packaged Foods & Meats–1.02%
Kellogg Co.	75,985	4,806,051

Pharmaceuticals–3.15%
Johnson & Johnson	80,875	7,489,834
Merck & Co., Inc.	162,382	7,321,804
		14,811,638

Railroads–1.27%
Union Pacific Corp.	39,370	5,960,618

Residential REIT’s–0.64%
AvalonBay Communities, Inc.	24,160	3,021,208

Restaurants–1.41%
McDonald’s Corp.	68,900	6,650,228

Retail REIT’s–1.38%
Simon Property Group, Inc.	42,163	6,516,292

	Shares	Value
Soft Drinks–0.86%
PepsiCo, Inc.	48,178	$4,051,288

Systems Software–6.28%
Check Point Software Technologies Ltd. (Israel)(b)	77,735	4,510,185
Microsoft Corp.	332,373	11,749,386
Oracle Corp.	397,625	13,320,438
		29,580,009
Total Common Stocks & Other Equity Interests (Cost $340,901,367)		458,057,732

Money Market Funds–2.53%
Liquid Assets Portfolio– Institutional Class(c)	5,965,329	5,965,329
Premier Portfolio–Institutional Class(c)	5,965,329	5,965,329
Total Money Market Funds (Cost $11,930,658)		11,930,658
TOTAL INVESTMENTS–99.81% (Cost $352,832,025)		469,988,390
OTHER ASSETS LESS LIABILITIES–0.19%		897,018
NET ASSETS–100.00%		$470,885,408

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Disciplined Equity Fund

Statement of Assets and Liabilities

October 31, 2013

Assets:
Investments, at value (Cost $340,901,367)	$458,057,732
Investments in affiliated money market funds, at value and cost	11,930,658
Total investments, at value (Cost $352,832,025)	469,988,390
Receivable for:
Fund shares sold	978,355
Dividends	225,901
Other assets	13,286
Total assets	471,205,932

Liabilities:
Payable for:
Fund shares reacquired	213,765
Accrued fees to affiliates	65,267
Accrued trustees’ and officers’ fees and benefits	2,908
Accrued other operating expenses	38,584
Total liabilities	320,524
Net assets applicable to shares outstanding	$470,885,408

Net assets consist of:
Shares of beneficial interest	$331,672,315
Undistributed net investment income	3,130,310
Undistributed net realized gain	18,926,418
Net unrealized appreciation	117,156,365
$470,885,408

Net Assets:
Class Y	$470,885,408

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class Y	33,468,482
Class Y:
Net asset value and offering price per share	$14.07

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Disciplined Equity Fund

Statement of Operations

For the year ended October 31, 2013

Investment income:
Dividends	$7,241,494
Dividends from affiliated money market funds	9,597
Total investment income	7,251,091

Expenses:
Advisory fees	2,719,880
Administrative services fees	91,223
Custodian fees	16,569
Transfer agent fees	195,282
Trustees’ and officers’ fees and benefits	32,278
Other	116,660
Total expenses	3,171,892
Less: Fees waived	(17,336)
Net expenses	3,154,556
Net investment income	4,096,535

Realized and unrealized gain from:
Net realized gain from investment securities	21,281,298
Change in net unrealized appreciation of investment securities	63,387,409
Net realized and unrealized gain	84,668,707
Net increase in net assets resulting from operations	$88,765,242

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Disciplined Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$4,096,535	$3,010,639
Net realized gain	21,281,298	11,415,029
Change in net unrealized appreciation	63,387,409	21,534,689
Net increase in net assets resulting from operations	88,765,242	35,960,357
Distributions to shareholders from net investment income — Class Y	(3,466,757)	(1,953,835)
Distributions to shareholders from net realized gains — Class Y	(11,412,444)	(4,146,472)

Share transactions–net:
Class Y	76,318,772	63,109,023
Net increase in net assets	150,204,813	92,969,073

Net assets:
Beginning of year	320,680,595	227,711,522
End of year (includes undistributed net investment income of $3,130,310 and $2,500,532, respectively)	$470,885,408	$320,680,595

Notes to Financial Statements

October 31, 2013

NOTE 1—Significant Accounting Policies

Invesco Disciplined Equity Fund (the “Fund”) is a series portfolio of AIM Equity Funds (Invesco Equity Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term capital appreciation and, secondarily, current income.

The Fund currently consists of one class of shares, Class Y. Class Y shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the

12                         Invesco Disciplined Equity Fund

independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

13                         Invesco Disciplined Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $1.5 billion	0.62%
Next $2.5 billion	0.595%
Next $2.5 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class Y shares to 1.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2013, the Adviser waived advisory fees of $17,336.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class Y shares of the Fund. The Fund is not charged any fees pursuant with the distribution agreement with IDI.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2013, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those

14                         Invesco Disciplined Equity Fund

securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2013 and 2012:

	2013	2012
Ordinary income	$3,466,757	$1,953,835
Long-term capital gain	11,412,444	4,146,472
Total distributions	$14,879,201	$6,100,307

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$3,225,967
Undistributed long-term gain	20,550,602
Net unrealized appreciation — investments	115,436,524
Shares of beneficial interest	331,672,315
Total net assets	$470,885,408

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2013.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2013 was $137,820,131 and $73,470,996, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$117,110,386
Aggregate unrealized (depreciation) of investment securities	(1,673,862)
Net unrealized appreciation of investment securities	$115,436,524

Cost of investments for tax purposes is $354,551,866.

15                         Invesco Disciplined Equity Fund

NOTE 8—Share Information

	Summary of Share Activity
	Years ended October 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class Y	9,275,304	$116,180,467	7,716,749	$85,730,527

Issued as reinvestment of dividends:
Class Y	1,096,158	12,342,736	494,629	5,104,575

Reacquired:
Class Y	(4,118,072)	(52,204,431)	(2,467,165)	(27,726,079)
Net increase in share activity	6,253,390	$76,318,772	5,744,213	$63,109,023

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 87% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(a)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(b)
Class Y(c)
Year ended 10/31/13	$11.78	$0.13	(d)	$2.70	$2.83	$(0.13)	$(0.41)	$(0.54)	$14.07	25.16%	$470,885	0.80	%(e)	0.80	%(e)	1.03	%(e)	19%
Year ended 10/31/12	10.61	0.12	(d)	1.33	1.45	(0.09)	(0.19)	(0.28)	11.78	14.05	320,681	0.78		0.79		1.07		22
Year ended 10/31/11	9.61	0.09	(d)	1.00	1.09	(0.09)	—	(0.09)	10.61	11.44	227,712	0.80		0.81		0.89		38
Year ended 10/31/10	8.47	0.09	(d)	1.13	1.22	(0.08)	(0.00)	(0.08)	9.61	14.51	188,719	0.74		0.75		0.96		34
Eleven Months ended 10/31/09	7.08	0.08	(d)	1.43	1.51	(0.12)	(0.00)	(0.12)	8.47	21.80	166,898	1.12	(f)	1.33	(f)	1.16	(f)	44
Year ended 11/30/08	11.89	0.10		(3.71)	(3.61)	(0.13)	(1.07)	(1.20)	7.08	(33.81)	171,200	1.04		1.04		0.95		45

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Prior to September 21, 2009, the Fund operated as Atlantic Whitehall Equity Income Fund. On such date, holders of Institutional Class received Class Y shares of the Fund.
(d)	Calculated using average shares outstanding.
(e)	Ratios are based on average daily net assets (000’s omitted) of $396,624.
(f)	Annualized.

NOTE 10—Significant Event

As part of the acquisition of Atlantic Trust by Canadian Imperial Bank of Commerce (“CIBC”) which was announced on April 11, 2013 (the “Atlantic Trust Transaction”), the Invesco Funds Board of Trustees has approved the reorganization of the Fund into AT Disciplined Equity Fund, a newly created fund sponsored by Atlantic Trust through its registered investment adviser, Stein Roe Investment Counsel, Inc. and CIBC.

The reorganization was approved by the Fund’s shareholders on October 17, 2013 and the reorganization is expected to close on January 2, 2014.

16                         Invesco Disciplined Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds)

and Shareholders of Invesco Disciplined Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Disciplined Equity Fund (one of the funds constituting AIM Equity Funds (Invesco Equity Funds), hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period December 1, 2008 to October 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended November 30, 2008 were audited by another independent registered public accounting firm whose report dated January 23, 2009 expressed an unqualified opinion on such financial statements.

As disclosed in Note 10, the Board of Trustees and the Fund’s shareholders have approved the reorganization of the Fund into AT Disciplined Equity Fund, a newly created fund sponsored by Atlantic Trust through its registered investment adviser, Stein Roe Investment Counsel, Inc. and CIBC, which is expected to close on January 2, 2014.

PRICEWATERHOUSECOOPERS LLP

December 23, 2013

Houston, Texas

17                         Invesco Disciplined Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2013 through October 31, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/13)	Expenses Paid During Period[2]
Y	$1,000.00	$1,106.10	$4.25	$1,021.17	$4.08	0.80%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2013 through October 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

18                         Invesco Disciplined Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Equity Funds (Invesco Equity Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Disciplined Equity Fund’s (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 17-19, 2013, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2013. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses, and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investment Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by different predecessor boards. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 19, 2013, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper

19                         Invesco Disciplined Equity Fund

Large-Cap Core Funds Index. The Board noted that performance of Class Y shares of the Fund was in the third quintile of the performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class Y shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class Y shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees and that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other mutual funds with investment strategies comparable to those of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a more comparable scope of services. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients, and the Board did not place significant weight on these fee comparisons.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

Based upon the information and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2012. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

The Board also considered use of an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades are executed in compliance with rules under the Investment Company Act of 1940, as amended.

20                         Invesco Disciplined Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2013:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$11,412,444
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

21                         Invesco Disciplined Equity Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco Disciplined Equity Fund was held on October 17, 2013. The Meeting was held for the following purposes:

(1)	Approval of an Agreement and Plan of Reorganization.

(2)	Approval of an interim investment advisory agreement.

(3)	Approval of an interim investment sub-advisory agreement.

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1)	Approval of an Agreement and Plan of Reorganization	24,648,259	68	56,521	0
(2)	Approval of an interim investment advisory agreement	24,648,259	68	56,521	0
(3)	Approval of an interim investment sub-advisory agreement	24,648,259	68	56,521	0

22                         Invesco Disciplined Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			117	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			117	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	130	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy
[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Disciplined Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	117	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	130	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	117	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	117	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			117	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			117	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	117	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	117	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	117	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	130	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Disciplined Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	117	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Disciplined Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Disciplined Equity Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-01424 and 002-25469 DEQ-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2013

Invesco Diversified Dividend Fund
Nasdaq:
A: LCEAX ■ B: LCEDX ■ C: LCEVX ■ R: DDFRX ■ Y: LCEYX
Investor: LCEIX ■ R5: DDFIX ■ R6: LCEFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

Enclosed in this annual report, you’ll find information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll also find a discussion from your portfolio managers about how they managed your Fund, as well as performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

During the reporting period covered by this report, major US equity indexes made multiyear or even all-time highs.[1] Economic data were generally positive; housing and consumer spending data were particularly encouraging. Nonetheless, economic uncertainty and concern about continuing political and budget gridlock in Washington persisted. The US Federal Reserve’s deliberate vagueness about when, and to what degree, it might begin to curtail its extraordinarily accommodative monetary policies affected fixed income and equity markets alike. Most developed, non-US stock markets remained positive for the first half of 2013, despite a difficult second quarter.

Periods of market volatility and economic uncertainty can weaken the will of even the most resolute investor. That’s why Invesco believes it’s often helpful to work with a skilled and trusted financial adviser who can emphasize the importance of adhering to an investment plan designed to achieve long-term goals rather than being sidetracked by short-term uncertainty that can result in inaction. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Our website, invesco.com/us, is another source of timely insight and information for investors. On the website, you’ll find fund-specific as well as more general information from many of Invesco’s investment professionals. You’ll find in-depth articles, video clips and audio commentaries – and, of course, you also can access information about your Invesco account whenever it’s convenient for you.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing, and it guides the way we:

■	Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.
■	Provide choices – We offer multiple investment strategies, allowing you and your financial adviser to build a portfolio that’s purpose-built for your needs.
■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

At Invesco, we believe in putting investors first. That’s why investment management is all we do. Our sole focus on managing your money allows you and your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals today and when your circumstances change.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1  Source: Reuters

2                         Invesco Diversified Dividend Fund

Bruce Crockett

Dear Fellow Shareholders:

The Invesco Funds Board has worked on a variety of issues over the last several months, and I’d like to take this opportunity to discuss two that affect you and our fellow fund shareholders.

The first issue on which your Board has been working is our annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services. Each year, we spend months reviewing detailed information that we request from Invesco that allows us to evaluate its services and fees. We also use information from many independent sources, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent

Trustees on the Board. Additionally, we meet with independent legal counsel and review performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

I’m pleased to report that the Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco Advisers and its affiliates would serve the best interests of each fund and its shareholders.

The second area of focus to highlight is the Board’s efforts to ensure that we provide a lineup of funds that allow financial advisers to build portfolios that meet shareholders’ changing financial needs and goals. Today, more and more investors are reaching, or approaching, retirement. But interest rates remain low, making it difficult for many investors to generate the income they need, or will soon need, in their retirement years.

The members of your Board think about these things, too, and we’ve worked with Invesco Advisers to provide more income-generating options in the Invesco Funds lineup to help shareholders potentially meet their income needs. Your Board recently approved changes to three existing equity mutual funds, increasing their focus on generating income while also seeking to provide long-term growth of capital.

As a result of these changes, the funds and their respective management teams now have more flexibility to invest in the types of securities that could meet investors’ growing need for income generation, and in some cases, also help investors diversify their sources of income. These equity funds complement an array of fixed-income, asset allocation and alternative investment options in the Invesco Funds lineup designed to accommodate a variety of risk tolerances.

Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Diversified Dividend Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2013, Invesco Diversified Dividend Fund, at net asset value (NAV), delivered positive returns but slightly lagged its broad market and style-specific indexes. The Fund’s returns were largely driven by strength in financial, consumer staples and industrial stocks. All sectors of the Fund posted gains, but results were tempered by the Fund’s investments in the utilities sector, which delivered positive returns but trailed the Russell 1000 Value Index during the fiscal year.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/12 to 10/31/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	26.07%
Class B Shares	25.08
Class C Shares	25.19
Class R Shares	25.77
Class Y Shares	26.35
Investor Class Shares	26.11
Class R5 Shares	26.47
Class R6 Shares	26.56
S&P 500 Index‚ (Broad Market Index)	27.18
Russell 1000 Value Index■ (Style-Specific Index)	28.29
Lipper Large-Cap Value Funds Index[t] (Peer Group Index)	28.82
Source(s):	‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;
■Invesco, Russell via FactSet Research Systems Inc.; [t]Lipper Inc.

How we invest

Our total return approach emphasizes long-term capital appreciation, current income and capital preservation. The Fund may serve as a foundation within a well-diversified asset allocation strategy, complementing more aggressive and cyclical investments.

    We seek companies that we believe have normalized earnings power greater than that implied by their current market valuation and that return capital to shareholders via dividends and share repurchases. All stocks in the portfolio pay dividends, and the Fund pays a quarterly dividend to shareholders. We manage risk utilizing a valuation framework, careful stock selection and a rigorous buy-and-sell discipline.

    We look for dividend-paying companies with strong profitability, solid balance sheets and capital allocation policies that support sustained or increasing dividends and share repurchases. We perform extensive fundamental research, incorporating both financial statement analysis and an assessment of the potential reward relative to the downside risk to determine a fair valuation over our two- to three-year investment horizon for each stock. We believe our process may provide a valuable combination of dividend income, price appreciation and capital preservation.

    We maintain a rigorous sell discipline and consider selling or trimming a stock when it no longer meets our investment criteria, including when:

■	A stock reaches its fair valuation (target price).
■	A company’s fundamental business prospects deteriorate.
■	A more attractive investment opportunity presents itself.

Market conditions and your Fund

During the fiscal year ended October 31, 2013, major US stock market indexes rose to multiyear highs.1 Corporate earnings were resilient in the face of modest economic growth, driven by strong profit-ability across many sectors. Overall, fundamentals for corporations and consumers remained stable during the reporting period following a significant recovery in prior years.

    The Fund’s investments within the consumer staples and financials sectors contributed the most to results during the fiscal year. Consumer staples holding Walgreen had the largest positive impact on the Fund. The company’s revenues benefited from higher volumes from its preferred relationships with the largest Medicare Part D providers, its win back of Express Scripts (not a Fund holding) customers and its growing loyalty card membership. Profit margins also improved due to increased sales of generic drugs, tight expense control and better-than-expected first-year synergies from its acquisition of Alliance Boots.

    Within the financials sector, Charles Schwab was the largest contributor to Fund performance. The company reported an increase in total revenues and positive trends in client asset levels and flows. We believe the normalization of short-term interest rates and efforts to control costs should support continued profit growth for the company.

    While the utilities sector made a positive contribution to absolute returns, select holdings within the sector detracted from relative Fund performance. Exelon was the largest detractor

Portfolio Composition
By sector
Consumer Staples	22.3%
Financials	17.7
Utilities	11.4
Consumer Discretionary	11.0
Industrials	9.2
Health Care	6.5
Energy	5.3
Information Technology	4.2
Telecommunication Services	2.6
Materials	1.3
Money Market Funds
Plus Other Assets Less Liabilities	8.5

Top 10 Equity Holdings*

1. General Mills, Inc.	2.8%
2. Heineken N.V.	2.5
3. Walgreen Co.	2.1
4. Kimberly-Clark Corp.	2.0
5. Raytheon Co.	2.0
6. SunTrust Banks, Inc.	2.0
7. Zions Bancorp.	1.9
8. Kraft Foods Group, Inc.	1.8
9. Sysco Corp.	1.8
10. AT&T Inc.	1.7

Total Net Assets	$8.5 billion

Total Number of Holdings*	77

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco Diversified Dividend Fund

from Fund performance during the fiscal year. In order to strengthen its balance sheet during a period of continued weak power and commodity markets, Exelon cut and deferred long-term capital investment projects and reduced its dividend. We added to our investment during the reporting period as we believe the company is attractively valued. Exelon continues to leverage synergies from its 2012 purchase of Constellation Energy Group and is positioned to benefit from a tightening power supply as more stringent environmental regulations take effect. Entergy was also among the largest detractors from Fund performance. The company faced regulatory uncertainty related to the potential spin-off and merger of its transmission assets with ITC Holdings (not owned by the Fund).

    Our strategy focuses on three key elements over a full market cycle – capital appreciation, current income and capital preservation. While we’re still finding attractive “appreciation” investments, in our view, they were more plentiful in prior years. Today, we are very mindful of income and preservation and are diligently focusing on the risk-reward profile of our investments. We want to avoid overpaying for cyclically peak earnings and/or margins at this point in the profit cycle.

    In the consumer staples sector, we opportunistically added to several existing holdings during the fiscal year. We have numerous positions in this sector, each with company-specific considerations that could lead to improving fundamentals. Overall, we believe their margins are sustainable, valuations are reasonable and dividend growth is a focus of the management teams at these companies.

    We also actively invested in the energy sector during the reporting period, though at the close of the fiscal year the Fund remained underweight in this sector versus its broad market index. The energy sector has represented a small portion of the portfolio for many years as we were concerned that increased capital expenditures and rising input costs would weigh on profitability. This risk became more apparent during the fiscal year, and the energy sector lagged the overall market. We believe valuations are more attractive and fundamentals should improve as margins are near historical troughs and steps are being taken to address overcapacity in the sector.

    The financials sector remained a large weighting in the portfolio. Many of our investments did well during the reporting period as capital ratios improved, the credit cycle continued to mature, and loan growth, particularly commercial and industrial, was positive. We modestly reduced our exposure to the financials sector on this strength.

    We believe the economy will remain in recovery mode, though without significant acceleration from here. Overall, it’s important to recognize the progress companies have made in recent years, driving earnings and major market averages to new highs. Consumers have also made substantial progress with respect to repairing their balance sheets. Over the last four years, we have seen consumers pay down debt and benefit from rising home prices and record-low mortgage rates.2 Income growth has not been as robust, but unemployment trends have continued to improve. Going forward, we believe attractive investments still exist, but the opportunity set is narrower and the risks of missteps are higher as market valuation multiples have broadly expanded and earnings expectations have risen. We remain focused on our total return strategy that emphasizes capital appreciation, current income and capital preservation over a full market cycle. We believe this approach has served our investors well.

    We have managed for the Fund for more than 10 years. We are grateful for the opportunity to help investors achieve their financial goals and we thank you for your investment in Invesco Diversified Dividend Fund.

1	Source: Reuters
2	Source: FactSet Research Systems Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Meggan Walsh Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Diversified Dividend
Fund. She joined Invesco in 1991. Ms. Walsh earned a BS in finance from the University of Maryland and an MBA from Loyola University Maryland.

Jonathan Harrington Chartered Financial Analyst, portfolio manager, is manager of Invesco Diversified Dividend Fund. He joined Invesco in 2001. Mr. Harrington earned a BA in history and philosophy from Dartmouth College and an MBA from Kellogg School of Management, North-western University.

5                Invesco Diversified Dividend Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/03

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Diversified Dividend Fund

Average Annual Total Returns
As of 10/31/13, including maximum applicable sales charges

Class A Shares
Inception (12/31/01)	6.92%
10 Years	7.91
5 Years	13.33
1 Year	19.12

Class B Shares
Inception (12/31/01)	6.95%
10 Years	7.93
5 Years	13.51
1 Year	20.08

Class C Shares
Inception (12/31/01)	6.68%
10 Years	7.77
5 Years	13.76
1 Year	24.19

Class R Shares
10 Years	8.31%
5 Years	14.38
1 Year	25.77

Class Y Shares
10 Years	8.67%
5 Years	14.93
1 Year	26.35

Investor Class Shares
10 Years	8.59%
5 Years	14.70
1 Year	26.11

Class R5 Shares
10 Years	8.83%
5 Years	15.03
1 Year	26.47

Class R6 Shares
10 Years	8.57%
5 Years	14.71
1 Year	26.56

Average Annual Total Returns
As of 9/30/13, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/31/01)	6.56%
10 Years	8.00
5 Years	8.37
1 Year	14.50

Class B Shares
Inception (12/31/01)	6.59%
10 Years	8.01
5 Years	8.51
1 Year	15.26

Class C Shares
Inception (12/31/01)	6.33%
10 Years	7.86
5 Years	8.81
1 Year	19.20

Class R Shares
10 Years	8.40%
5 Years	9.39
1 Year	20.85

Class Y Shares
10 Years	8.76%
5 Years	9.91
1 Year	21.49

Investor Class Shares
10 Years	8.67%
5 Years	9.68
1 Year	21.16

Class R5 Shares
10 Years	8.92%
5 Years	10.02
1 Year	21.51

Class R6 Shares
10 Years	8.65%
5 Years	9.70
1 Year	21.59

Class R shares incepted on October 25, 2005. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Investor Class shares incepted on July 15, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on October 25, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class

A shares and includes the
12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 0.92%, 1.67%, 1.67%, 1.17%, 0.67%, 0.91%, 0.57% and 0.51%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

7                Invesco Diversified Dividend Fund

Invesco Diversified Dividend Fund’s investment objective is long-term growth of capital and, secondarily, current income.

■	Unless otherwise stated, information presented in this report is as of October 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Large investor risk. The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	LCEAX
Class B Shares	LCEDX
Class C Shares	LCEVX
Class R Shares	DDFRX
Class Y Shares	LCEYX
Investor Class Shares	LCEIX
Class R5 Shares	DDFIX
Class R6 Shares	LCEFX

8                         Invesco Diversified Dividend Fund

Schedule of Investments(a)

October 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–91.51%
Aerospace & Defense–3.66%
General Dynamics Corp.	1,626,193	$140,877,100
Raytheon Co.	2,049,596	168,825,222
		309,702,322

Air Freight & Logistics–1.26%
United Parcel Service, Inc.–Class B	1,083,637	106,456,499

Apparel Retail–1.00%
Guess?, Inc.	1,350,091	42,190,344
TJX Cos., Inc. (The)	696,815	42,359,384
		84,549,728

Apparel, Accessories & Luxury Goods–1.71%
Coach, Inc.	1,829,311	92,709,482
Columbia Sportswear Co.	771,530	51,592,211
		144,301,693

Asset Management & Custody Banks–2.42%
Federated Investors, Inc.–Class B	3,873,645	105,053,253
Legg Mason, Inc.	2,601,209	100,068,510
		205,121,763

Auto Parts & Equipment–1.28%
Johnson Controls, Inc.	2,343,222	108,139,695

Brewers–2.49%
Heineken N.V. (Netherlands)	3,051,946	210,910,619

Building Products–1.25%
Masco Corp.	5,019,969	106,071,945

Data Processing & Outsourced Services–1.26%
Automatic Data Processing, Inc.	1,417,936	106,302,662

Distillers & Vintners–0.20%
Treasury Wine Estates Ltd. (Australia)	3,801,623	16,888,482

Drug Retail–2.07%
Walgreen Co.	2,960,081	175,355,198

Electric Utilities–7.30%
American Electric Power Co., Inc.	2,283,990	106,982,092
Duke Energy Corp.	1,709,491	122,621,789
Entergy Corp.	877,200	56,772,384
Exelon Corp.	4,712,238	134,487,272
Pepco Holdings, Inc.	5,145,192	99,199,302
PPL Corp.	3,199,041	97,986,626
		618,049,465

Food Distributors–1.79%
Sysco Corp.	4,680,199	151,357,636

Gas Utilities–1.06%
AGL Resources Inc.	1,865,411	89,278,571

	Shares	Value
General Merchandise Stores–1.48%
Target Corp.	1,931,001	$125,109,555

Health Care Equipment–2.28%
Medtronic, Inc.	1,127,700	64,729,980
Stryker Corp.	1,739,067	128,447,489
		193,177,469

Heavy Electrical Equipment–0.95%
ABB Ltd. (Switzerland)	3,157,923	80,422,765

Hotels, Resorts & Cruise Lines–1.79%
Accor S.A. (France)	1,808,456	81,063,073
Marriott International Inc.–Class A	1,563,472	70,481,318
		151,544,391

Household Products–3.72%
Kimberly–Clark Corp.	1,577,067	170,323,236
Procter & Gamble Co. (The)	1,783,969	144,055,497
		314,378,733

Housewares & Specialties–1.51%
Newell Rubbermaid Inc.	4,311,002	127,734,989

Industrial Machinery–1.29%
Pentair Ltd.	1,632,010	109,491,551

Integrated Oil & Gas–2.76%
Royal Dutch Shell PLC–Class B (United Kingdom)	3,512,846	121,398,752
Total S.A. (France)	1,829,745	112,220,618
		233,619,370

Integrated Telecommunication Services–2.64%
AT&T Inc.	4,003,302	144,919,532
Deutsche Telekom AG (Germany)	4,960,125	78,118,596
		223,038,128

Investment Banking & Brokerage–1.59%
Charles Schwab Corp. (The)	5,948,234	134,727,500

Life & Health Insurance–3.18%
Lincoln National Corp.	2,366,074	107,443,420
Prudential Financial, Inc.	673,256	54,796,306
StanCorp Financial Group, Inc.	1,812,970	106,783,933
		269,023,659

Motorcycle Manufacturers–0.64%
Harley–Davidson, Inc.	847,738	54,289,142

Movies & Entertainment–1.14%
Time Warner Inc.	1,403,886	96,503,124

Multi-Utilities–2.99%
Consolidated Edison, Inc.	1,688,960	98,331,251
Dominion Resources, Inc.	968,048	61,713,060

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Diversified Dividend Fund

	Shares	Value
Multi-Utilities–(continued)
Sempra Energy	1,020,247	$92,985,312
		253,029,623

Oil & Gas Drilling–1.13%
Nabors Industries Ltd.	5,463,638	95,504,392

Oil & Gas Equipment & Services–1.41%
Baker Hughes Inc.	2,057,314	119,509,370

Packaged Foods & Meats–8.21%
Campbell Soup Co.	3,395,196	144,533,494
General Mills, Inc.	4,750,764	239,533,521
Kraft Foods Group, Inc.	2,800,617	152,297,552
Mead Johnson Nutrition Co.	669,296	54,654,711
Mondelez International Inc.–Class A	3,091,600	104,001,424
		695,020,702

Paper Packaging–1.37%
Avery Dennison Corp.	1,326,260	62,493,371
Sonoco Products Co.	1,315,655	53,468,219
		115,961,590

Paper Products–0.64%
International Paper Co.	1,210,852	54,016,108

Personal Products–0.77%
L’Oreal S.A. (France)	378,474	64,822,701

Pharmaceuticals–4.19%
Bristol-Myers Squibb Co.	951,400	49,967,528
Eli Lilly & Co.	2,396,555	119,396,370
Johnson & Johnson	1,480,954	137,151,150
Novartis AG (Switzerland)	617,410	47,857,357
		354,372,405

Property & Casualty Insurance–0.89%
Travelers Cos., Inc. (The)	872,868	75,328,508

Regional Banks–7.80%
Cullen/Frost Bankers, Inc.	619,530	43,856,529
Fifth Third Bancorp	4,565,853	86,888,183
KeyCorp	9,716,878	121,752,481

	Shares	Value
Regional Banks–(continued)
M&T Bank Corp.	713,665	$80,308,722
SunTrust Banks, Inc.	4,968,075	167,126,043
Zions Bancorp.	5,655,887	160,457,514
		660,389,472

Restaurants–0.49%
Brinker International, Inc.	940,339	41,769,858

Semiconductors–2.34%
Linear Technology Corp.	2,204,731	90,702,633
Texas Instruments Inc.	2,542,934	107,006,663
		197,709,296

Soft Drinks–1.27%
Coca–Cola Co. (The)	2,718,040	107,552,843

Specialized REIT’s–0.45%
Weyerhaeuser Co.	1,249,408	37,982,003

Systems Software–0.65%
Microsoft Corp.	1,544,867	54,611,048

Thrifts & Mortgage Finance–1.39%
Hudson City Bancorp, Inc.	13,122,087	117,836,341

Tobacco–1.80%
Altria Group, Inc.	2,321,086	86,414,032
Philip Morris International Inc.	740,706	66,011,719
		152,425,751
Total Common Stocks & Other Equity Interests (Cost $5,752,159,250)		7,743,388,665

Money Market Funds–8.60%
Liquid Assets Portfolio–Institutional Class(b)	364,001,139	364,001,139
Premier Portfolio–Institutional Class(b)	364,001,139	364,001,139
Total Money Market Funds (Cost $728,002,278)		728,002,278
TOTAL INVESTMENTS–100.11% (Cost $6,480,161,528)		8,471,390,943
OTHER ASSETS LESS LIABILITIES–(0.11)%		(9,310,803)
NET ASSETS–100.00%		$8,462,080,140

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Diversified Dividend Fund

Statement of Assets and Liabilities

October 31, 2013

Assets:
Investments, at value (Cost $5,752,159,250)	$7,743,388,665
Investments in affiliated money market funds, at value and cost	728,002,278
Total investments, at value (Cost $6,480,161,528)	8,471,390,943
Receivable for:
Investments sold	4,215,198
Fund shares sold	13,589,261
Dividends	8,483,849
Foreign currency contracts outstanding	223,835
Investment for trustee deferred compensation and retirement plans	198,512
Other assets	109,018
Total assets	8,498,210,616

Liabilities:
Payable for:
Investments purchased	23,173,146
Fund shares reacquired	7,847,684
Amount due to broker	45,425
Accrued fees to affiliates	3,890,087
Accrued trustees’ and officers’ fees and benefits	10,831
Accrued other operating expenses	381,985
Trustee deferred compensation and retirement plans	781,318
Total liabilities	36,130,476
Net assets applicable to shares outstanding	$8,462,080,140

Net assets consist of:
Shares of beneficial interest	$6,416,716,706
Undistributed net investment income	4,412,414
Undistributed net realized gain	49,465,590
Net unrealized appreciation	1,991,485,430
$8,462,080,140

Net Assets:
Class A	$3,700,472,998
Class B	$35,911,771
Class C	$276,653,429
Class R	$109,444,454
Class Y	$485,247,785
Investor Class	$1,910,865,912
Class R5	$1,408,407,174
Class R6	$535,076,617

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	224,001,130
Class B	2,197,107
Class C	16,944,232
Class R	6,606,279
Class Y	29,340,052
Investor Class	115,760,522
Class R5	85,254,919
Class R6	32,386,836
Class A:
Net asset value per share	$16.52
Maximum offering price per share
(Net asset value of $16.52 ÷ 94.50%)	$17.48
Class B:
Net asset value and offering price per share	$16.35
Class C:
Net asset value and offering price per share	$16.33
Class R:
Net asset value and offering price per share	$16.57
Class Y:
Net asset value and offering price per share	$16.54
Investor Class:
Net asset value and offering price per share	$16.51
Class R5:
Net asset value and offering price per share	$16.52
Class R6:
Net asset value and offering price per share	$16.52

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Diversified Dividend Fund

Statement of Operations

For the year ended October 31, 2013

Investment income:
Dividends (net of foreign withholding taxes of $2,050,958)	$168,512,395
Dividends from affiliated money market funds	524,487
Total investment income	169,036,882

Expenses:
Advisory fees	30,345,554
Administrative services fees	687,564
Custodian fees	272,275
Distribution fees:
Class A	7,647,482
Class B	359,469
Class C	2,067,286
Class R	366,691
Investor Class	4,316,700
Transfer agent fees — A, B, C, R, Y and Investor	7,335,356
Transfer agent fees — R5	1,037,366
Transfer agent fees — R6	9,515
Trustees’ and officers’ fees and benefits	263,435
Other	1,114,969
Total expenses	55,823,662
Less: Fees waived and expense offset arrangement(s)	(944,226)
Net expenses	54,879,436
Net investment income	114,157,446

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	101,912,728
Foreign currencies	54,207
Foreign currency contracts	(9,335,680)
92,631,255
Change in net unrealized appreciation of:
Investment securities	1,319,556,385
Foreign currencies	90,616
Foreign currency contracts	123,908
1,319,770,909
Net realized and unrealized gain	1,412,402,164
Net increase in net assets resulting from operations	$1,526,559,610

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Diversified Dividend Fund

Statement of Changes in Net Assets

For the years ended October 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$114,157,446	$84,307,438
Net realized gain	92,631,255	92,484,672
Change in net unrealized appreciation	1,319,770,909	554,259,918
Net increase in net assets resulting from operations	1,526,559,610	731,052,028

Distributions to shareholders from net investment income:
Class A	(51,833,917)	(40,822,555)
Class B	(351,728)	(377,286)
Class C	(1,944,258)	(1,402,210)
Class R	(1,038,324)	(436,894)
Class Y	(6,030,022)	(3,068,253)
Investor Class	(29,229,048)	(24,043,716)
Class R5	(21,198,754)	(13,890,176)
Class R6	(5,709,762)	—
Total distributions from net investment income	(117,335,813)	(84,041,090)

Distributions to shareholders from net realized gains:
Class A	(38,454,292)	(24,765,802)
Class B	(540,845)	(425,577)
Class C	(2,387,554)	(1,431,013)
Class R	(614,412)	(242,314)
Class Y	(2,747,052)	(1,512,055)
Investor Class	(22,192,076)	(14,522,561)
Class R5	(11,819,702)	(5,429,234)
Class R6	(2,533,633)	—
Total distributions from net realized gains	(81,289,566)	(48,328,556)

Share transactions–net:
Class A	577,482,221	103,451,976
Class B	(6,645,225)	(6,081,024)
Class C	82,878,758	16,093,826
Class R	57,214,025	15,023,251
Class Y	246,465,727	28,437,333
Investor Class	128,271,180	19,994,923
Class R5	476,533,189	187,983,114
Class R6	314,630,822	167,260,971
Net increase in net assets resulting from share transactions	1,876,830,697	532,164,370
Net increase in net assets	3,204,764,928	1,130,846,752

Net assets:
Beginning of year	5,257,315,212	4,126,468,460
End of year (includes undistributed net investment income of $4,412,414 and $7,553,285, respectively)	$8,462,080,140	$5,257,315,212

Notes to Financial Statements

October 31, 2013

NOTE 1—Significant Accounting Policies

Invesco Diversified Dividend Fund (the “Fund”) is a series portfolio of AIM Equity Funds (Invesco Equity Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

13                         Invesco Diversified Dividend Fund

The Fund’s investment objective is long-term growth of capital and, secondarily, current income.

The Fund currently consists of eight different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the

14                         Invesco Diversified Dividend Fund

Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15                         Invesco Diversified Dividend Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.60%
Next $350 million	0.55%
Next $1.3 billion	0.50%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2013, the Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of average daily net assets. Prior to July 1, 2013, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 0.95%, 1.70%, 1.70%, 1.20%, 0.70%, 0.95%, 0.70% and 0.70%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2013, the Adviser waived advisory fees of $932,113.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2013, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2013, IDI advised the Fund that IDI retained $1,235,789 in front-end sales commissions from the sale of Class A shares and $15,696, $32,171 and $17,114 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended October 31, 2013, the Fund incurred $13,891 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco Diversified Dividend Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$8,109,491,451	$361,899,492	$—	$8,471,390,943
Foreign Currency Contracts*	—	223,835	—	223,835
Total Investments	$8,109,491,451	$362,123,327	$—	$8,471,614,778

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk
Foreign currency contracts(a)	$223,835	$ (—)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended October 31, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Foreign Currency Contracts*
Realized Gain (Loss)
Currency risk	$(9,335,680)
Change in Unrealized Appreciation
Currency risk	$123,908
Total	$(9,211,772)

*	The average notional value of foreign currency contracts outstanding during the period was $192,063,060.

Open Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation
		Deliver		Receive
12/16/13	Citibank Capital	EUR	103,347,005	USD	140,423,777	$140,329,972	$93,805
12/16/13	Deutsche Bank	EUR	92,372,807	USD	125,558,661	125,428,631	130,030
Total foreign currency contracts							$223,835

Currency Abbreviations:

EUR	– Euro
USD	– U.S. Dollar

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $12,113.

17                         Invesco Diversified Dividend Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2013 and 2012:

	2013	2012
Ordinary income	$125,182,274	$84,041,090
Long-term capital gain	73,443,105	48,328,556
Total distributions	$198,625,379	$132,369,646

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$5,152,998
Undistributed long-term gain	84,037,357
Net unrealized appreciation — investments	1,990,941,289
Net unrealized appreciation — other investments	32,179
Temporary book/tax differences	(740,583)
Capital loss carryforward	(34,059,806)
Shares of beneficial interest	6,416,716,706
Total net assets	$8,462,080,140

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $8,514,951 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term		Total
October 31, 2016	$6,010,416		$—	$6,010,416
October 31, 2017	28,049,390		—	28,049,390
	$34,059,806	$		$34,059,806

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011 the date of reorganization of Invesco Financial Services Fund and Invesco Van Kampen Core Equity Fund and July 18, 2011, the date of reorganization of Invesco Dividend Growth Securities Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

18                         Invesco Diversified Dividend Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2013 was $2,115,450,542 and $575,066,122, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,054,132,842
Aggregate unrealized (depreciation) of investment securities	(63,191,553)
Net unrealized appreciation of investment securities	$1,990,941,289

Cost of investments for tax purposes is $6,480,449,654.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, distribution reclasses and excise taxes, on October 31, 2013, undistributed net investment income was increased by $37,496, undistributed net realized gain was increased by $8,069,371 and shares of beneficial interest was decreased by $8,106,867. This reclassification had no effect on the net assets of the Fund.

NOTE 11— Share Information

	Summary of Share Activity
	Years ended October 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	61,276,660	$932,245,912	31,729,504	$402,464,197
Class B	419,558	6,247,049	525,275	6,520,931
Class C	7,638,378	115,432,516	3,210,568	40,187,584
Class R	4,961,403	74,789,993	1,910,937	24,322,427
Class Y	20,542,290	313,649,947	5,658,734	72,079,979
Investor Class	23,010,667	341,251,736	11,420,807	145,573,885
Class R5	45,682,264	685,798,200	35,378,535	444,742,491
Class R6(b)	23,329,968	363,440,054	12,412,871	168,937,129

Issued as reinvestment of dividends:
Class A	6,219,451	87,712,276	4,967,629	60,932,378
Class B	64,015	873,635	63,417	759,996
Class C	301,994	4,157,150	215,001	2,580,949
Class R	115,031	1,652,735	53,890	667,109
Class Y	561,053	8,086,629	318,305	3,926,778
Investor Class	3,462,719	48,762,495	2,941,733	36,062,527
Class R5	2,175,139	30,979,212	1,460,022	18,105,790
Class R6	559,239	8,098,047	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	558,516	8,428,414	556,586	7,005,178
Class B	(564,446)	(8,428,414)	(561,412)	(7,005,178)

Reacquired:
Class A	(30,184,176)	(450,904,381)	(29,054,991)	(366,949,777)
Class B	(364,222)	(5,337,495)	(508,862)	(6,356,773)
Class C	(2,462,794)	(36,710,908)	(2,138,945)	(26,674,707)
Class R	(1,264,996)	(19,228,703)	(780,531)	(9,966,285)
Class Y	(4,974,395)	(75,270,849)	(3,769,500)	(47,569,424)
Investor Class	(17,435,202)	(261,743,051)	(12,799,594)	(161,641,489)
Class R5	(15,829,929)	(240,244,223)	(20,809,253)	(274,865,167)
Class R6	(3,791,195)	(56,907,279)	(124,047)	(1,676,158)
Net increase in share activity	124,006,990	$1,876,830,697	42,276,679	$532,164,370

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 42% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.

19                         Invesco Diversified Dividend Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/13	$13.54	$0.25	$3.20	$3.45	$(0.26)	$(0.21)	$(0.47)	$16.52	26.07%	$3,700,473	0.86	%(d)	0.87	%(d)	1.65	%(d)	9%
Year ended 10/31/12	11.92	0.22	1.76	1.98	(0.22)	(0.14)	(0.36)	13.54	17.00	2,520,209	0.91		0.92		1.78		12
Year ended 10/31/11	11.67	0.19	0.29	0.48	(0.23)	—	(0.23)	11.92	4.15	2,121,824	0.94		0.97		1.64		20
Year ended 10/31/10	10.18	0.25	1.43	1.68	(0.19)	—	(0.19)	11.67	16.64	377,758	1.01		1.02		2.23		13
Year ended 10/31/09	9.43	0.19	0.75	0.94	(0.19)	—	(0.19)	10.18	10.42	185,274	1.11		1.12		2.17		24
Class B
Year ended 10/31/13	13.40	0.13	3.17	3.30	(0.14)	(0.21)	(0.35)	16.35	25.16	35,912	1.61	(d)	1.62	(d)	0.90	(d)	9
Year ended 10/31/12	11.80	0.13	1.74	1.87	(0.13)	(0.14)	(0.27)	13.40	16.12	35,401	1.66		1.67		1.03		12
Year ended 10/31/11	11.55	0.11	0.28	0.39	(0.14)	—	(0.14)	11.80	3.39	36,873	1.69		1.72		0.89		20
Year ended 10/31/10	10.08	0.16	1.42	1.58	(0.11)	—	(0.11)	11.55	15.75	32,600	1.76		1.77		1.48		13
Year ended 10/31/09	9.34	0.13	0.74	0.87	(0.13)	—	(0.13)	10.08	9.58	30,490	1.86		1.87		1.42		24
Class C
Year ended 10/31/13	13.38	0.13	3.17	3.30	(0.14)	(0.21)	(0.35)	16.33	25.19	276,653	1.61	(d)	1.62	(d)	0.90	(d)	9
Year ended 10/31/12	11.79	0.13	1.73	1.86	(0.13)	(0.14)	(0.27)	13.38	16.04	153,467	1.66		1.67		1.03		12
Year ended 10/31/11	11.53	0.11	0.29	0.40	(0.14)	—	(0.14)	11.79	3.48	120,031	1.69		1.72		0.89		20
Year ended 10/31/10	10.07	0.16	1.41	1.57	(0.11)	—	(0.11)	11.53	15.66	52,755	1.76		1.77		1.48		13
Year ended 10/31/09	9.33	0.13	0.74	0.87	(0.13)	—	(0.13)	10.07	9.59	36,573	1.86		1.87		1.42		24
Class R
Year ended 10/31/13	13.58	0.22	3.20	3.42	(0.22)	(0.21)	(0.43)	16.57	25.77	109,444	1.11	(d)	1.12	(d)	1.40	(d)	9
Year ended 10/31/12	11.96	0.19	1.76	1.95	(0.19)	(0.14)	(0.33)	13.58	16.66	37,948	1.16		1.17		1.53		12
Year ended 10/31/11	11.70	0.17	0.29	0.46	(0.20)	—	(0.20)	11.96	3.97	19,261	1.19		1.22		1.39		20
Year ended 10/31/10	10.19	0.22	1.46	1.68	(0.17)	—	(0.17)	11.70	16.55	7,693	1.26		1.27		1.98		13
Year ended 10/31/09	9.44	0.18	0.74	0.92	(0.17)	—	(0.17)	10.19	10.14	3,341	1.36		1.37		1.92		24
Class Y
Year ended 10/31/13	13.56	0.29	3.19	3.48	(0.29)	(0.21)	(0.50)	16.54	26.35	485,248	0.61	(d)	0.62	(d)	1.90	(d)	9
Year ended 10/31/12	11.94	0.26	1.76	2.02	(0.26)	(0.14)	(0.40)	13.56	17.26	179,087	0.66		0.67		2.03		12
Year ended 10/31/11	11.68	0.23	0.30	0.53	(0.27)	—	(0.27)	11.94	4.50	131,365	0.69		0.72		1.89		20
Year ended 10/31/10	10.19	0.28	1.43	1.71	(0.22)	—	(0.22)	11.68	16.91	31,529	0.76		0.77		2.48		13
Year ended 10/31/09	9.43	0.22	0.76	0.98	(0.22)	—	(0.22)	10.19	10.79	5,893	0.86		0.88		2.42		24
Investor Class
Year ended 10/31/13	13.53	0.25	3.20	3.45	(0.26)	(0.21)	(0.47)	16.51	26.11	1,910,866	0.86	(d)	0.87	(d)	1.64	(d)	9
Year ended 10/31/12	11.92	0.23	1.75	1.98	(0.23)	(0.14)	(0.37)	13.53	16.95	1,444,060	0.90		0.91		1.79		12
Year ended 10/31/11	11.66	0.21	0.29	0.50	(0.24)	—	(0.24)	11.92	4.32	1,253,533	0.87		0.90		1.71		20
Year ended 10/31/10	10.18	0.26	1.42	1.68	(0.20)	—	(0.20)	11.66	16.62	1,089,663	0.92		0.93		2.32		13
Year ended 10/31/09	9.42	0.20	0.76	0.96	(0.20)	—	(0.20)	10.18	10.63	986,096	1.01		1.03		2.27		24
Class R5
Year ended 10/31/13	13.54	0.29	3.20	3.49	(0.30)	(0.21)	(0.51)	16.52	26.47	1,408,407	0.57	(d)	0.58	(d)	1.94	(d)	9
Year ended 10/31/12	11.92	0.27	1.76	2.03	(0.27)	(0.14)	(0.41)	13.54	17.39	720,726	0.56		0.57		2.13		12
Year ended 10/31/11	11.67	0.24	0.29	0.53	(0.28)	—	(0.28)	11.92	4.53	443,581	0.58		0.59		2.00		20
Year ended 10/31/10	10.18	0.29	1.43	1.72	(0.23)	—	(0.23)	11.67	17.05	254,392	0.64		0.65		2.61		13
Year ended 10/31/09	9.43	0.23	0.75	0.98	(0.23)	—	(0.23)	10.18	10.88	58,842	0.69		0.69		2.60		24
Class R6
Year ended 10/31/13(e)	13.54	0.31	3.19	3.50	(0.31)	(0.21)	(0.52)	16.52	26.56	535,077	0.48	(d)	0.49	(d)	2.03	(d)	9
Period ended 10/31/12	13.61	0.03	(0.10)	(0.07)	—	—	—	13.54	(0.51)	166,418	0.49	(f)	0.50	(f)	2.20	(f)	12

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended October 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $1,261,900,843 and sold of $210,298,763 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Dividend Growth Securities, Invesco Financial Services Fund and Invesco Van Kampen Core Equity Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $3,058,993, $35,947, $206,729, $73,338, $311,666, $1,709,327, $1,062,215 and $293,934 for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 24, 2012 for Class R6 shares.
(f)	Annualized.

20                         Invesco Diversified Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds)

and Shareholders of Invesco Diversified Dividend Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Diversified Dividend Fund (one of the funds constituting AIM Equity Funds (Invesco Equity Funds), hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2013

Houston, Texas

21                         Invesco Diversified Dividend Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2013 through October 31, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,082.70	$4.46	$1,020.92	$4.33	0.85%
B	1,000.00	1,078.10	8.38	1,017.14	8.13	1.60
C	1,000.00	1,078.90	8.38	1,017.14	8.13	1.60
R	1,000.00	1,081.80	5.77	1,019.66	5.60	1.10
Y	1,000.00	1,084.00	3.15	1,022.18	3.06	0.60
Investor	1,000.00	1,082.80	4.62	1,020.77	4.48	0.88
R5	1,000.00	1,084.50	2.94	1,022.38	2.85	0.56
R6	1,000.00	1,084.90	2.42	1,022.89	2.35	0.46

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2013 through October 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 365/365 to reflect the most recent fiscal half year.

22                         Invesco Diversified Dividend Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Equity Funds (Invesco Equity Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Diversified Dividend Fund’s (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 17-19, 2013, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2013. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by different predecessor boards. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 19, 2013, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar

23                         Invesco Diversified Dividend Fund

years to the performance of funds in the Lipper performance universe and against the Lipper Large-Cap Value Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of the performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees and that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s effective advisory fee rate was below the effective advisory fee rate of one mutual fund with investment strategies comparable to those of the Fund, but was above the internal sub-adviser rate of an off-shore fund sub-advised by Invesco Advisers.

Other than the funds described above, the Board noted that Invesco Advisers and its affiliates do not advise other funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

Based upon the information and considerations described above, the Board concluded that the compensation payable to

Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2012. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

The Board also considered use of an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades are executed in compliance with rules under the Investment Company Act of 1940, as amended.

24                         Invesco Diversified Dividend Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2013:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$73,443,105
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco Diversified Dividend Fund

Trustees and Officers

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			117	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			117	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	130	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy
[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Diversified Dividend Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	117	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	130	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	117	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	117	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			117	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			117	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	117	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	117	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	117	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	130	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Diversified Dividend Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	117	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Diversified Dividend Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Diversified Dividend Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-01424 and 002-25469	DDI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders October 31, 2013
Invesco Summit Fund
Nasdaq:
A: ASMMX ¡ B: BSMMX ¡ C: CSMMX ¡ P: SMMIX ¡ S: SMMSX ¡ Y: ASMYX ¡ R5: SMITX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

Enclosed in this annual report, you’ll find information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll also find a discussion from your portfolio managers about how they managed your Fund, as well as performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

    During the reporting period covered by this report, major US equity indexes made multiyear or even all-time highs.[1] Economic data were generally positive; housing and consumer spending data were particularly encouraging. Nonetheless, economic uncertainty and concern about continuing political and budget gridlock in Washington persisted. The US Federal Reserve’s deliberate vagueness about when, and to what degree, it might begin to curtail its extraordinarily accommodative monetary policies affected fixed income and equity markets alike. Most developed, non-US stock markets remained positive for the first half of 2013, despite a difficult second quarter.

    Periods of market volatility and economic uncertainty can weaken the will of even the most resolute investor. That’s why Invesco believes it’s often helpful to work with a skilled and trusted financial adviser who can emphasize the importance of adhering to an investment plan designed to achieve long-term goals rather than being sidetracked by short-term uncertainty that can result in inaction. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

    Our website, invesco.com/us, is another source of timely insight and information for investors. On the website, you’ll find fund-specific as well as more general information from many of Invesco’s investment professionals. You’ll find in-depth articles, video clips and audio commentaries – and, of course, you also can access information about your Invesco account whenever it’s convenient for you.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing, and it guides the way we:

■	Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.
■	Provide choices – We offer multiple investment strategies, allowing you and your financial adviser to build a portfolio that’s purpose-built for your needs.
■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

    At Invesco, we believe in putting investors first. That’s why investment management is all we do. Our sole focus on managing your money allows you and your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals today and when your circumstances change.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1	Source: Reuters

2                                 Invesco Summit Fund

Bruce Crockett

Dear Fellow Shareholders:

The Invesco Funds Board has worked on a variety of issues over the last several months, and I’d like to take this opportunity to discuss two that affect you and our fellow fund shareholders.

    The first issue on which your Board has been working is our annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services. Each year, we spend months reviewing detailed information that we request from Invesco that allows us to evaluate its services and fees. We also use information from many independent sources, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees on the Board. Additionally, we meet with independent legal counsel and review performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

    I’m pleased to report that the Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco Advisers and its affiliates would serve the best interests of each fund and its shareholders.

    The second area of focus to highlight is the Board’s efforts to ensure that we provide a lineup of funds that allow financial advisers to build portfolios that meet shareholders’ changing financial needs and goals. Today, more and more investors are reaching, or approaching, retirement. But interest rates remain low, making it difficult for many investors to generate the income they need, or will soon need, in their retirement years.

    The members of your Board think about these things, too, and we’ve worked with Invesco Advisers to provide more income-generating options in the Invesco Funds lineup to help shareholders potentially meet their income needs. Your Board recently approved changes to three existing equity mutual funds, increasing their focus on generating income while also seeking to provide long-term growth of capital.

    As a result of these changes, the funds and their respective management teams now have more flexibility to invest in the types of securities that could meet investors’ growing need for income generation, and in some cases, also help investors diversify their sources of income. These equity funds complement an array of fixed-income, asset allocation and alternative investment options in the Invesco Funds lineup designed to accommodate a variety of risk tolerances.

    Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                                 Invesco Summit Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2013, Invesco Summit Fund, at net asset value (NAV), had solid positive returns and outperformed its style-specific benchmark, the Russell 1000 Growth Index.

    On July 22, 2013, Ido Cohen was added as portfolio manager to Invesco Summit Fund, replacing Ryan Amerman. He and lead manager Erik Voss comprise the Fund’s management team.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/12 to 10/31/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	29.68%
Class B Shares	28.65
Class C Shares	28.72
Class P Shares	29.84
Class S Shares	29.74
Class Y Shares	29.90
Class R5 Shares	30.05
S&P 500 Index‚ (Broad Market Index)	27.18
Russell 1000 Growth Index■ (Style-Specific Index)	28.30
Lipper Multi-Cap Growth Funds Index♦ (Peer Group Index)	32.46

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

                  ■Invesco, Russell via FactSet Research Systems Inc.; ♦Lipper Inc.

How we invest

We invests primarily in equity securities of issuers of all market capitalizations. The principal type of equity securities in the Fund is common stock. We do not invest in companies whose primary business involves alcohol, tobacco or gambling.

    The Fund invests primarily in securities that we consider to have potential for earnings or revenue growth.

    We believe a growth investment strategy is an essential component of a diversified portfolio. Our investment process seeks to identify companies exhibiting long-term, sustainable earnings and cash flow growth that is not yet reflected in investor expectations or equity valuations.

    Our stock selection process uses a holistic approach that emphasizes fundamental as well as quantitative analysis, focusing on identifying industries and issuers with strong characteristics of revenues, earnings and cash flow growth. To accomplish this, we conduct rigorous bottom-up analysis in order to develop higher conviction in each company’s prospects for growth.

    Through our analysis, we develop a mosaic of each company through detailed discussions with company management teams, competitors, distributors, suppliers, Wall Street analysts and customers. We also utilize a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle and other factors that best reflect a company’s value.

    We carefully construct the portfolio with a goal to minimize unnecessary risk. We seek to mitigate risk by broadly diversifying the portfolio holdings across sectors and market capitalizations and by holding numerous stocks in the portfolio. Our target holding period is two to three years for each stock.

    We consider selling a security for any of the following reasons:

■	Fundamental business prospects deteriorate.
■	The investment thesis deteriorates.
■	There is a more attractive investment opportunity.

Market conditions and your Fund

The fiscal year ended October 31, 2013, saw slow but steady improvement in the US economy and strong US equity market returns. Businesses and consumers began the reporting period by digesting the results of the 2012 presidential election and contemplating its impact on their wallets. In late 2012 and early 2013, consumer confidence trended higher based on the recovery of the US housing market, but uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – left many businesses hesitant to spend.

    Despite these headline events, equity markets focused more on longer term fundamentals. Major US stock market indexes rose throughout 2013, hitting multiyear or all-time highs.1

    From late May through June, capital markets declined following US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting the time had come to begin reducing the Fed’s extraordinary stimulus policies. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in midsummer and, despite some volatility in

Portfolio Composition
By sector

Information Technology	27.5%
Consumer Discretionary	22.3
Health Care	14.6
Industrials	12.4
Consumer Staples	6.9
Financials	6.9
Energy	5.1
Telecommunication Services	2.4
Materials	1.3
Money Market Funds Plus Other Assets Less Liabilities	0.6

Top 10 Holdings*

1. Apple Inc.	5.2%
2. Google Inc.-Class A	4.4
3. Gilead Sciences, Inc.	3.8
4. Facebook Inc.-Class A	2.9
5. Celgene Corp.	2.3
6. Mondelez International Inc. -Class A	2.2
7. QUALCOMM, Inc.	1.9
8. Amazon.com, Inc.	1.9
9. Lowe’s Cos., Inc.	1.8
10. DISH Network Corp.-Class A	1.6

Total Net Assets	$1.8 billion

Total Number of Holdings*	107

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                                 Invesco Summit Fund

August surrounding a potential US military reaction to instability in Syria, they generally moved higher through the end of the fiscal year.

    During the reporting period, the Fund at NAV had strong double-digit positive returns and outperformed the Russell 1000 Growth Index, due primarily to positive stock selection in several sectors. The Fund outperformed its style-specific index by the widest margin in the information technology (IT) sector but also had solid contributions from the consumer staples, financials and health care sectors. Some of this outperformance was offset by negative stock selection within the energy sector.

    The IT sector was the leading contributor to Fund performance during the reporting period, driven primarily by strong stock selection. The largest individual stock contributor was social networking company Facebook. The company benefited from a substantial increase in advertising revenue, coming primarily from progress made in promotions through smartphones and tablets. Additional technology contributors included Google and also Cisco, which was sold during the reporting period.

    Strong stock selection also drove the Fund’s performance in the consumer staples sector. One of the leading contributors for the Fund was grocery store operator Kroger. Global snack company

Mondelez International was also a notable contributor, with the stock price rising on rumors of strategic partnerships as well as the market’s growing recognition that the company has significant opportunities to improve profitability through more effective cost management and smarter distribution strategies.

    Strong stock selection within the financials sector also contributed to the Fund’s outperformance versus the Russell 1000 Growth Index in this sector. Our holdings in First Republic Bank and asset manager Affiliated Manager’s Group both provided strong returns in this sector and benefited overall Fund performance during the reporting period.

    The Fund also had positive absolute returns in the energy sector; however, Fund performance in this sector lagged the Russell 1000 Growth Index. Schlumberger, a diversified oilfield services firm, detracted from the Fund’s relative performance in this sector during the reporting period. The stock actually delivered solid performance for the Fund, appreciating to a level at which we believed there were better risk/reward opportunities elsewhere. Therefore, we sold the holding. The stock then continued to rise during the reporting period, hampering the Fund’s relative results in this sector versus the style-specific index. Not owning several of the higher-flying smaller energy companies in the Russell 1000 Growth Index also contributed to relative underperformance in this sector.

    As we’ve discussed, the stock market was volatile during the reporting period. We would like to caution investors against making investment decisions based on short-term performance.

    Thank you for your commitment to Invesco Summit Fund.

1	Source: Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Voss Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Summit Fund. He joined Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.

Ido Cohen Portfolio manager, is manager of Invesco Summit Fund. He joined Invesco in 2010. Mr. Cohen earned a
BS in economics from The Wharton School of the University of Pennsylvania.

5                                 Invesco Summit Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class without Sales Charges

Fund and index data from 10/31/03

Results of a $10,000 Investment – Oldest Share Class(es) with Sales Charges since Inception

Fund and index data from 10/31/05

Past performance cannot guarantee comparable future results.

    The performance data shown in the first chart above is that of the Fund’s Class P shares. The data shown in this chart includes reinvested distributions and Fund expenses including management fees. Index results include reinvested dividends.

    The performance data shown in the second chart is that of the Fund’s Class A, B and C shares. The data shown in this chart includes reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges.

    Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

6                                 Invesco Summit Fund

Average Annual Total Returns
As of 10/31/13, including maximum applicable sales charges

Class A Shares
Inception (10/31/05)	5.37%
5 Years	11.44
1 Year	22.52

Class B Shares
Inception (10/31/05)	5.34%
5 Years	11.64
1 Year	23.65

Class C Shares
Inception (10/31/05)	5.32%
5 Years	11.88
1 Year	27.72

Class P Shares
Inception (11/1/82)	9.08%
10 Years	7.28
5 Years	12.88
1 Year	29.84

Class S Shares
Inception	6.18%
5 Years	12.83
1 Year	29.74

Class Y Shares
Inception	6.29%
5 Years	13.01
1 Year	29.90

Class R5 Shares
Inception	6.37%
5 Years	13.15
1 Year	30.05

Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 9/30/13, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (10/31/05)	4.86%
5 Years	6.47
1 Year	13.97

Class B Shares
Inception (10/31/05)	4.84%
5 Years	6.62
1 Year	14.64

Class C Shares
Inception (10/31/05)	4.81%
5 Years	6.89
1 Year	18.70

Class P Shares
Inception (11/1/82)	8.95%
10 Years	7.43
5 Years	7.86
1 Year	20.73

Class S Shares
Inception	5.67%
5 Years	7.79
1 Year	20.70

Class Y Shares
Inception	5.78%
5 Years	7.97
1 Year	20.86

Class R5 Shares
Inception	5.86%
5 Years	8.10
1 Year	21.01

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class P, Class S, Class Y and Class R5 shares was 1.08%, 1.83%, 1.83%, 0.93%, 0.98%, 0.83% and 0.72%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class P, Class S, Class Y and Class R5 shares do not have a front-end sales charge or contingent deferred sales charge (CDSC); therefore, returns shown are at net asset value.

    The performance numbers shown do not reflect the creation and sales charges and other fees assessed by the AIM Summit Investors Plans, which were dissolved effective December 8, 2006.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                                 Invesco Summit Fund

Invesco Summit Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of October 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class P shares, Class S shares and Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Multi-Cap Growth Funds Index is an unmanaged index considered representative of multicap growth funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index (es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	ASMMX
Class B Shares	BSMMX
Class C Shares	CSMMX
Class P Shares	SMMIX
Class S Shares	SMMSX
Class Y Shares	ASMYX
Class R5 Shares	SMITX

8                                 Invesco Summit Fund

Schedule of Investments(a)

October 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–99.43%
Advertising–1.07%
Interpublic Group of Cos., Inc. (The)	1,128,282	$18,955,138

Aerospace & Defense–4.16%
Boeing Co. (The)	163,953	21,395,866
Honeywell International Inc.	204,518	17,737,846
Precision Castparts Corp.	73,680	18,674,196
United Technologies Corp.	152,295	16,181,344
		73,989,252

Airlines–0.50%
Delta Air Lines, Inc.	336,951	8,888,767

Apparel Retail–0.75%
Gap, Inc. (The)	362,322	13,402,291

Apparel, Accessories & Luxury Goods–1.08%
Michael Kors Holdings Ltd.(b)	195,743	15,062,424
Prada S.p.A. (Italy)	424,200	4,136,401
		19,198,825

Application Software–1.80%
Cadence Design Systems, Inc.(b)	493,512	6,400,851
Citrix Systems, Inc.(b)	179,818	10,210,066
Salesforce.com, Inc.(b)	289,708	15,458,819
		32,069,736

Asset Management & Custody Banks–0.95%
Affiliated Managers Group, Inc.(b)	85,233	16,828,404

Auto Parts & Equipment–0.74%
Tenneco Inc.(b)	248,469	13,186,250

Automobile Manufacturers–1.00%
General Motors Co.(b)	480,121	17,740,471

Biotechnology–9.07%
Acceleron Pharma, Inc.(b)	100,000	2,254,000
Acorda Therapeutics Inc.(b)	415,536	12,719,557
Amgen Inc.	239,945	27,833,620
Biogen Idec Inc.(b)	46,411	11,333,102
Celgene Corp.(b)	270,184	40,119,622
Gilead Sciences, Inc.(b)	943,831	67,002,563
		161,262,464

Broadcasting–1.83%
CBS Corp.–Class B	262,209	15,507,040
Scripps Networks Interactive Inc.–Class A	212,276	17,088,218
		32,595,258

Building Products–0.57%
Trex Co., Inc.(b)	143,812	10,098,479

Cable & Satellite–4.44%
Comcast Corp.–Class A	435,375	20,715,142
DIRECTV(b)	193,457	12,089,128

	Shares	Value
Cable & Satellite–(continued)
DISH Network Corp.–Class A	581,930	$28,049,026
Time Warner Cable Inc.	150,244	18,051,817
		78,905,113

Commodity Chemicals–0.58%
LyondellBasell Industries N.V.–Class A	137,594	10,264,512

Communications Equipment–2.95%
F5 Networks, Inc.(b)	227,640	18,554,936
QUALCOMM, Inc.	488,615	33,944,084
		52,499,020

Computer Hardware–5.15%
Apple Inc.	175,338	91,587,804

Computer Storage & Peripherals–0.24%
EMC Corp.	178,967	4,307,736

Construction & Engineering–2.65%
Fluor Corp.	200,984	14,917,032
Foster Wheeler AG (Switzerland)(b)	525,350	14,179,197
Jacobs Engineering Group, Inc.(b)	297,571	18,098,268
		47,194,497

Consumer Finance–0.77%
Capital One Financial Corp.	199,326	13,687,716

Data Processing & Outsourced Services–1.59%
MasterCard, Inc.–Class A	20,259	14,527,729
Visa Inc.–Class A	69,881	13,743,496
		28,271,225

Department Stores–0.82%
Macy’s, Inc.	315,201	14,533,918

Distributors–0.46%
Pool Corp.	149,652	8,138,076

Electrical Components & Equipment–1.36%
AMETEK, Inc.	329,068	15,739,322
Roper Industries, Inc.	65,895	8,356,145
		24,095,467

Electronic Components–0.69%
Amphenol Corp.–Class A	152,543	12,247,678

Food Retail–1.24%
Kroger Co. (The)	515,363	22,078,151

General Merchandise Stores–0.88%
Dollar General Corp.(b)	269,689	15,582,630

Health Care Equipment–0.64%
Covidien PLC	177,900	11,405,169

Health Care Facilities–1.01%
HCA Holdings, Inc.	379,924	17,909,617

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Summit Fund

	Shares	Value
Home Improvement Retail–1.80%
Lowe’s Cos., Inc.	644,406	$32,078,531

Homebuilding–0.35%
Taylor Morrison Home Corp.–Class A(b)	279,525	6,216,636

Hotels, Resorts & Cruise Lines–0.96%
Norwegian Cruise Line Holdings Ltd.(b)	171,588	5,494,248
Royal Caribbean Cruises Ltd.	275,657	11,588,620
		17,082,868

Household Appliances–0.65%
Whirlpool Corp.	78,858	11,514,057

Industrial Conglomerates–0.40%
Danaher Corp.	97,969	7,062,585

Industrial Gases–0.69%
Praxair, Inc.	99,002	12,346,539

Industrial Machinery–1.63%
Flowserve Corp.	143,441	9,964,846
Ingersoll-Rand PLC(b)	281,893	19,036,235
		29,001,081

Insurance Brokers–1.18%
Aon PLC (United Kingdom)	264,200	20,895,578

Integrated Oil & Gas–0.75%
Occidental Petroleum Corp.	138,453	13,302,564

Internet Retail–3.22%
Amazon.com, Inc.(b)	92,327	33,609,798
Priceline.com Inc.(b)	22,429	23,636,353
		57,246,151

Internet Software & Services–9.61%
Baidu, Inc.–ADR (China)(b)	99,335	15,983,002
Criteo S.A.–ADR (France)(b)	95,836	3,383,969
eBay Inc.(b)	170,299	8,976,460
Facebook Inc.–Class A(b)	1,022,246	51,378,084
Google Inc.–Class A(b)	76,345	78,679,630
LinkedIn Corp.–Class A(b)	46,314	10,359,052
Rocket Fuel Inc.(b)(c)	41,316	2,108,769
		170,868,966

Investment Banking & Brokerage–0.70%
Goldman Sachs Group, Inc. (The)	77,799	12,514,747

IT Consulting & Other Services–0.51%
Cognizant Technology Solutions Corp.–Class A(b)	103,501	8,997,342

Leisure Products–0.56%
Brunswick Corp.	221,186	9,982,124

Life Sciences Tools & Services–0.44%
Thermo Fisher Scientific, Inc.	80,046	7,826,898

Managed Health Care–0.49%
Aetna Inc.	139,900	8,771,730

	Shares	Value
Oil & Gas Equipment & Services–2.19%
Cameron International Corp.(b)	327,114	$17,945,474
Halliburton Co.	394,622	20,926,805
		38,872,279

Oil & Gas Exploration & Production–2.23%
Antero Resources Corp.(b)	64,380	3,636,826
Apache Corp.	160,114	14,218,123
EOG Resources, Inc.	40,724	7,265,162
Pioneer Natural Resources Co.	70,870	14,512,759
		39,632,870

Other Diversified Financial Services–1.43%
JPMorgan Chase & Co.	492,562	25,386,646

Packaged Foods & Meats–2.18%
Mondelez International Inc.–Class A	1,151,481	38,735,821

Personal Products–1.25%
Estee Lauder Cos. Inc. (The)–Class A	312,046	22,142,784

Pharmaceuticals–2.92%
AbbVie Inc.	115,546	5,598,204
Johnson & Johnson	88,745	8,218,675
Mylan Inc.(b)	350,063	13,256,886
Pfizer Inc.	536,718	16,466,508
Zoetis Inc.	262,708	8,317,335
		51,857,608

Property & Casualty Insurance–0.25%
ACE Ltd.	45,957	4,386,136

Publishing–0.77%
Tribune Co.–Class A(b)	203,914	13,652,042

Regional Banks–1.63%
Fifth Third Bancorp	477,539	9,087,567
First Republic Bank	391,171	19,977,103
		29,064,670

Restaurants–0.49%
Papa John’s International, Inc.	116,110	8,786,044

Semiconductors–3.16%
Altera Corp.	331,098	11,124,893
Avago Technologies Ltd.	295,820	13,439,103
Cree, Inc.(b)	143,018	8,688,343
NXP Semiconductors N.V. (Netherlands)(b)	543,477	22,891,251
		56,143,590

Soft Drinks–2.21%
Coca-Cola Co. (The)	208,034	8,231,905
Monster Beverage Corp.(b)	256,060	14,654,314
PepsiCo, Inc.	194,301	16,338,771
		39,224,990

Specialty Stores–0.41%
Vitamin Shoppe, Inc.(b)	154,639	7,254,116

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Summit Fund

	Shares	Value
Systems Software–1.80%
Check Point Software Technologies Ltd. (Israel)(b)	120,592	$6,996,748
Microsoft Corp.	704,866	24,917,013
		31,913,761

Trading Companies & Distributors–0.24%
Fastenal Co.	85,909	4,278,268

Trucking–0.94%
J.B. Hunt Transport Services, Inc.	222,672	16,707,080

Wireless Telecommunication Services–2.40%
NII Holdings Inc.(b)(c)	1,136,644	3,910,055
SBA Communications Corp.–Class A(b)	126,931	11,102,655
Sprint Corp.(b)	4,097,710	27,577,588
		42,590,298
Total Common Stocks & Other Equity Interests (Cost $1,221,734,821)		1,767,261,064

	Shares	Value
Money Market Funds–0.77%
Liquid Assets Portfolio–Institutional Class(d)	6,852,657	$6,852,657
Premier Portfolio– Institutional Class(d)	6,852,658	6,852,658
Total Money Market Funds (Cost $13,705,315)		13,705,315
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.20% (Cost $1,235,440,136)		1,780,966,379

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.32%
Liquid Assets Portfolio– Institutional Class (Cost $5,704,350)(d)(e)	5,704,350	5,704,350
TOTAL INVESTMENTS–100.52% (Cost $1,241,144,486)		1,786,670,729
OTHER ASSETS LESS LIABILITIES–(0.52)%		(9,236,063)
NET ASSETS–100.00%		$1,777,434,666

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2013.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Summit Fund

Statement of Assets and Liabilities

October 31, 2013

Assets:
Investments, at value (Cost $1,221,734,821)*	$1,767,261,064
Investments in affiliated money market funds, at value and cost	19,409,665
Total investments, at value (Cost $1,241,144,486)	1,786,670,729
Receivable for:
Investments sold	15,381,140
Fund shares sold	26,050
Dividends	565,989
Investment for trustee deferred compensation and retirement plans	125,791
Other assets	53,470
Total assets	1,802,823,169

Liabilities:
Payable for:
Investments purchased	18,303,820
Fund shares reacquired	472,338
Collateral upon return of securities loaned	5,704,350
Accrued fees to affiliates	465,144
Accrued trustees’ and officers’ fees and benefits	4,050
Trustee deferred compensation and retirement plans	438,801
Total liabilities	25,388,503
Net assets applicable to shares outstanding	$1,777,434,666

Net assets consist of:
Shares of beneficial interest	$1,191,810,144
Undistributed net investment income	3,955,849
Undistributed net realized gain	36,142,057
Net unrealized appreciation	545,526,616
$1,777,434,666

Net Assets:
Class A	$23,024,567
Class B	$830,686
Class C	$2,122,397
Class P	$1,746,338,761
Class S	$4,490,480
Class Y	$514,036
Class R5	$113,739

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	1,403,912
Class B	52,705
Class C	134,967
Class P	105,820,339
Class S	273,318
Class Y	31,250
Class R5	6,908
Class A:
Net asset value per share	$16.40
Maximum offering price per share
(Net asset value of $16.40 ÷ 94.50%)	$17.35
Class B:
Net asset value and offering price per share	$15.76
Class C:
Net asset value and offering price per share	$15.73
Class P:
Net asset value and offering price per share	$16.50
Class S:
Net asset value and offering price per share	$16.43
Class Y:
Net asset value and offering price per share	$16.45
Class R5:
Net asset value and offering price per share	$16.46

*	At October 31, 2013, securities with an aggregate value of $4,319,764 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Summit Fund

Statement of Operations

For the year ended October 31, 2013

Investment income:
Dividends (net of foreign withholding taxes of $143,465)	$20,357,870
Dividends from affiliated money market funds (includes securities lending income of $47,336)	73,001
Total investment income	20,430,871

Expenses:
Advisory fees	10,469,413
Administrative services fees	393,344
Custodian fees	36,296
Distribution fees:
Class A	58,378
Class B	8,986
Class C	20,553
Class P	1,610,126
Class S	6,108
Transfer agent fees — A, B, C, P, S and Y	2,078,536
Transfer agent fees — R5	27
Trustees’ and officers’ fees and benefits	82,018
Other	240,967
Total expenses	15,004,752
Less: Fees waived and expense offset arrangement(s)	(53,924)
Net expenses	14,950,828
Net investment income	5,480,043

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(195,693))	214,083,581
Foreign currencies	(1,549)
214,082,032
Change in net unrealized appreciation of:
Investment securities	211,132,863
Foreign currencies	233
211,133,096
Net realized and unrealized gain	425,215,128
Net increase in net assets resulting from operations	$430,695,171

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Summit Fund

Statement of Changes in Net Assets

For the years ended October 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$5,480,043	$3,835,905
Net realized gain	214,082,032	37,078,710
Change in net unrealized appreciation	211,133,096	109,095,202
Net increase in net assets resulting from operations	430,695,171	150,009,817

Distributions to shareholders from net investment income:
Class A	(43,878)	(3,510)
Class P	(4,973,001)	(2,372,724)
Class S	(11,071)	(5,545)
Class Y	(2,163)	(3,118)
Class R5	(721)	(261)
Total distributions from net investment income	(5,030,834)	(2,385,158)

Share transactions–net:
Class A	(5,656,004)	2,987,140
Class B	(306,897)	(269,461)
Class C	36,087	(381,914)
Class P	(189,984,187)	(171,477,675)
Class S	(462,938)	(579,936)
Class Y	(95,527)	(826,901)
Class R5	(38,277)	39,475
Net increase (decrease) in net assets resulting from share transactions	(196,507,743)	(170,509,272)
Net increase (decrease) in net assets	229,156,594	(22,884,613)

Net assets:
Beginning of year	1,548,278,072	1,571,162,685
End of year (includes undistributed net investment income of $3,955,849 and $2,802,693, respectively)	$1,777,434,666	$1,548,278,072

Notes to Financial Statements

October 31, 2013

NOTE 1—Significant Accounting Policies

Invesco Summit Fund (the “Fund”) is a series portfolio of AIM Equity Funds (Invesco Equity Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class P, Class S, Class Y and Class R5. Class P shares are not sold to members of the general public. Only shareholders who had accounts in the AIM Summit Investors Plans I and AIM Summit Investors Plans II at the close of business on December 8, 2006, may continue to purchase Class P shares as described in the Fund’s prospectus. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class P, Class S, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be

14                         Invesco Summit Fund

considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

15                         Invesco Summit Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

16                         Invesco Summit Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 million	1.00%
Next $140 million	0.75%
Over $150 million	0.625%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class P, Class S, Class Y and Class R5 shares to 2.00%, 2.75%, 2.75%, 1.85%, 1.90%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2013, the Adviser waived advisory fees of $43,839.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Fund has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class P, Class S, Class Y and Class R5 shares. The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C , Class P and Class S shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.10% of the average daily net assets of Class P shares and 0.15% of the average daily net assets of Class S shares. Of the Plan payments, up to 0.25% of the average daily net assets of Class A, Class B and Class C shares, 0.10% of the average daily net assets of Class P shares and 0.15% of the average daily net assets of Class S shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2013, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2013, IDI advised the Fund that IDI retained $12,060 in front-end sales commissions from the sale of Class A shares and $457 from Class B shares for CDSC imposed on redemptions by shareholders.

For the year ended October 31, 2013, the Fund incurred $11,824 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17                         Invesco Summit Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2013, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended October 31, 2013, the Fund engaged in securities purchases of $27,611,065 and securities sales of $6,438,351, which resulted in net realized gains (losses) of $(195,693).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $10,085.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Summit Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2013 and 2012:

	2013	2012
Ordinary income	$5,030,834	$2,385,158

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$4,368,144
Undistributed long-term gain	36,609,708
Net unrealized appreciation — investments	545,058,592
Net unrealized appreciation — other investments	373
Temporary book/tax differences	(412,295)
Shares of beneficial interest	1,191,810,144
Total net assets	$1,777,434,666

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $176,125,809 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward at period-end.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2013 was $789,244,303 and $947,523,116, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$558,883,789
Aggregate unrealized (depreciation) of investment securities	(13,825,197)
Net unrealized appreciation of investment securities	$545,058,592

Cost of investments for tax purposes is $1,241,612,137.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of return of capital distributions, on October 31, 2013, undistributed net investment income was increased by $703,947, undistributed net realized gain was decreased by $184,741 and shares of beneficial interest was decreased by $519,206. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Summit Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2013		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	525,746	$7,290,223	1,070,831	$13,190,161
Class B	11,649	151,168	21,019	244,005
Class C	79,562	1,053,742	176,652	2,186,738
Class P	3,874,176	54,668,908	5,083,729	62,566,787
Class S	14,304	198,996	18,947	233,112
Class Y	6,001	88,347	5,076	65,295
Class R5	—	—	3,071	39,253

Issued as reinvestment of dividends:
Class A	3,239	41,359	303	3,456
Class P	383,821	4,928,263	205,145	2,350,958
Class S	866	11,071	484	5,520
Class Y	99	1,269	172	1,956
Class R5	50	647	20	222

Automatic conversion of Class B shares to Class A shares:
Class A	9,577	133,394	12,609	153,633
Class B	(9,924)	(133,394)	(12,997)	(153,633)

Reacquired:
Class A	(926,509)	(13,120,980)	(828,991)	(10,360,110)
Class B	(23,553)	(324,671)	(30,026)	(359,833)
Class C	(73,656)	(1,017,655)	(222,894)	(2,568,652)
Class P	(17,503,878)	(249,581,358)	(19,113,776)	(236,395,420)
Class S	(48,612)	(673,005)	(64,852)	(818,568)
Class Y	(12,557)	(185,143)	(69,922)	(894,152)
Class R5	(2,831)	(38,924)	—	—
Net increase (decrease) in share activity	(13,692,430)	$(196,507,743)	(13,745,400)	$(170,509,272)

20                         Invesco Summit Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/13	$12.67	$0.03	$3.72	$3.75	$(0.02)	$—	$(0.02)	$16.40	29.68%	$23,025	1.06	%(d)	1.06	%(d)	0.20	%(d)	49%
Year ended 10/31/12	11.56	0.01	1.10	1.11	(0.00)	—	(0.00)	12.67	9.62	22,712	1.08		1.08		0.09		36
Year ended 10/31/11	11.09	0.00	0.47	0.47	(0.00)	—	(0.00)	11.56	4.25	17,763	1.06		1.07		0.00		59
Year ended 10/31/10	9.55	0.00	1.61	1.61	(0.07)	—	(0.07)	11.09	16.89	21,981	1.09		1.10		0.00		53
Year ended 10/31/09	9.81	0.06	0.33	0.39	(0.05)	(0.60)	(0.65)	9.55	4.99	24,855	1.12		1.13		0.70		89
Class B
Year ended 10/31/13	12.25	(0.08)	3.59	3.51	—	—	—	15.76	28.65	831	1.81	(d)	1.81	(d)	(0.55	)(d)	49
Year ended 10/31/12	11.24	(0.08)	1.09	1.01	—	—	—	12.25	8.99	913	1.83		1.83		(0.66)		36
Year ended 10/31/11	10.87	(0.09)	0.46	0.37	—	—	—	11.24	3.40	1,085	1.81		1.82		(0.75)		59
Year ended 10/31/10	9.37	(0.08)	1.58	1.50	—	—	—	10.87	16.01	1,477	1.84		1.85		(0.75)		53
Year ended 10/31/09	9.64	(0.00)	0.33	0.33	—	(0.60)	(0.60)	9.37	4.31	1,975	1.87		1.88		(0.05)		89
Class C
Year ended 10/31/13	12.22	(0.08)	3.59	3.51	—	—	—	15.73	28.72	2,122	1.81	(d)	1.81	(d)	(0.55	)(d)	49
Year ended 10/31/12	11.23	(0.08)	1.07	0.99	—	—	—	12.22	8.82	1,577	1.83		1.83		(0.66)		36
Year ended 10/31/11	10.85	(0.09)	0.47	0.38	—	—	—	11.23	3.50	1,968	1.81		1.82		(0.75)		59
Year ended 10/31/10	9.36	(0.08)	1.57	1.49	—	—	—	10.85	15.92	2,435	1.84		1.85		(0.75)		53
Year ended 10/31/09	9.63	(0.00)	0.33	0.33	—	(0.60)	(0.60)	9.36	4.31	3,145	1.87		1.88		(0.05)		89
Class P
Year ended 10/31/13	12.75	0.05	3.74	3.79	(0.04)	—	(0.04)	16.50	29.84	1,746,339	0.91	(d)	0.91	(d)	0.35	(d)	49
Year ended 10/31/12	11.63	0.03	1.11	1.14	(0.02)	—	(0.02)	12.75	9.80	1,518,577	0.93		0.93		0.24		36
Year ended 10/31/11	11.15	0.02	0.48	0.50	(0.02)	—	(0.02)	11.63	4.46	1,545,006	0.91		0.92		0.15		59
Year ended 10/31/10	9.60	0.02	1.60	1.62	(0.07)	—	(0.07)	11.15	16.97	1,663,462	0.94		0.95		0.15		53
Year ended 10/31/09	9.85	0.08	0.33	0.41	(0.06)	(0.60)	(0.66)	9.60	5.22	1,572,776	0.97		0.98		0.85		89
Class S
Year ended 10/31/13	12.70	0.04	3.73	3.77	(0.04)	—	(0.04)	16.43	29.74	4,490	0.96	(d)	0.96	(d)	0.30	(d)	49
Year ended 10/31/12	11.58	0.02	1.12	1.14	(0.02)	—	(0.02)	12.70	9.82	3,896	0.98		0.98		0.19		36
Year ended 10/31/11	11.11	0.01	0.47	0.48	(0.01)	—	(0.01)	11.58	4.36	4,078	0.96		0.97		0.10		59
Year ended 10/31/10	9.56	0.01	1.61	1.62	(0.07)	—	(0.07)	11.11	16.99	4,246	0.99		1.00		0.10		53
Year ended 10/31/09(e)	9.65	0.01	(0.10)	(0.09)	—	—	—	9.56	(0.93)	312	0.95	(f)	0.96	(f)	0.87	(f)	89
Class Y
Year ended 10/31/13	12.72	0.06	3.73	3.79	(0.06)	—	(0.06)	16.45	29.90	514	0.81	(d)	0.81	(d)	0.45	(d)	49
Year ended 10/31/12	11.58	0.04	1.13	1.17	(0.03)	—	(0.03)	12.72	10.14	479	0.83		0.83		0.34		36
Year ended 10/31/11	11.11	0.03	0.47	0.50	(0.03)	—	(0.03)	11.58	4.48	1,186	0.81		0.82		0.25		59
Year ended 10/31/10	9.56	0.03	1.60	1.63	(0.08)	—	(0.08)	11.11	17.14	1,422	0.84		0.85		0.25		53
Year ended 10/31/09	9.81	0.09	0.32	0.41	(0.06)	(0.60)	(0.66)	9.56	5.26	2,201	0.87		0.88		0.95		89
Class R5
Year ended 10/31/13	12.73	0.08	3.72	3.80	(0.07)	—	(0.07)	16.46	30.05	114	0.71	(d)	0.71	(d)	0.55	(d)	49
Year ended 10/31/12	11.60	0.06	1.11	1.17	(0.04)	—	(0.04)	12.73	10.12	123	0.72		0.72		0.45		36
Year ended 10/31/11	11.14	0.04	0.47	0.51	(0.05)	—	(0.05)	11.60	4.54	77	0.74		0.75		0.32		59
Year ended 10/31/10	9.58	0.04	1.62	1.66	(0.10)	—	(0.10)	11.14	17.42	11	0.68		0.69		0.41		53
Year ended 10/31/09	9.81	0.10	0.33	0.43	(0.06)	(0.60)	(0.66)	9.58	5.48	11,358	0.67		0.68		1.15		89

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $23,351, $899, $2,055, $1,610,126, $4,072, $490 and $113 for Class A, Class B, Class C, Class P, Class S, Class Y and Class R5 shares, respectively.
(e)	Commencement date of September 25, 2009 for Class S shares.
(f)	Annualized.

21                         Invesco Summit Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds)

and Shareholders of Invesco Summit Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Summit Fund (one of the funds constituting AIM Equity Funds (Invesco Equity Funds), hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2013

Houston, Texas

22                         Invesco Summit Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2013 through October 31, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,156.60	$5.71	$1,019.91	$5.35	1.05%
B	1,000.00	1,152.90	9.77	1,016.13	9.15	1.80
C	1,000.00	1,153.20	9.77	1,016.13	9.15	1.80
P	1,000.00	1,157.90	4.90	1,020.67	4.58	0.90
S	1,000.00	1,157.00	5.16	1,020.42	4.84	0.95
Y	1,000.00	1,158.50	4.35	1,021.17	4.08	0.80
R5	1,000.00	1,158.30	3.92	1,021.58	3.67	0.72

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2013 through October 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Summit Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Equity Funds (Invesco Equity Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Summit Fund’s (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 17-19, 2013, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2013. The Board determined that the continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by different predecessor boards. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 19, 2013, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper

24                         Invesco Summit Fund

performance universe and against the Lipper Multi-Cap Growth Funds Index. The Board noted that performance of Class P shares of the Fund was in the third quintile of the performance universe for the one year period, the fourth quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class P shares of the Fund was below the performance of the Index for the one, three and five year periods. Invesco Advisers noted that the Fund continues to be positioned as a conservative growth portfolio. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class P shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees and that Invesco does not charge the Invesco Funds fees for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

Based upon the information and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2012. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

The Board also considered use of an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades are executed in compliance with rules under the Investment Company Act of 1940, as amended.

25                         Invesco Summit Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2013:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco Summit Fund

Trustees and Officers

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			117	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			117	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	130	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy
[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Summit Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	117	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	130	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	117	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	117	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			117	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			117	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	117	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	117	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	117	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	130	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Summit Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	117	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Summit Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Summit Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-01424 and 002-25469 SUM-AR-1 Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2013	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2012	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2012 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$123,500	N/A	$166,300	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$39,900	0%	$40,500	0%
All Other Fees	$0	0%	$0	0%
Total Fees	$163,400	0%	$206,800	0%

(g) PWC billed the Registrant aggregate non-audit fees of $39,900 for the fiscal year ended 2013, and $40,500 for the fiscal year ended 2012, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end 2013 include fees billed for reviewing tax returns and fund mergers. Tax fees for the fiscal year end 2012 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2012 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2012 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit-Related Fees	$574,000	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $1,248,475 for the fiscal year ended 2013, and $0 for the fiscal year ended 2012, for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of November 19, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 19, 2013, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Equity Funds (Invesco Equity Funds)

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date:	December 30, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date:	December 30, 2013

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	December 30, 2013

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.